Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this supplemental package. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost, projected unlevered cash yield, stabilization date and cost to complete; estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. Currently, some of the factors are interest rate fluctuations and the effects of inflation on our business, financial condition, results of operations, cash flows, operating performance and the effect that these factors have had and may continue to have on our tenants, the global, national, regional and local economies and financial markets and the real estate market in general. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see "Item 1A. Risk Factors" in Part I of our Annual Report on Form 10-K for the year ended December 31, 2025. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this supplemental package. This supplemental package includes certain non-GAAP financial measures, which are accompanied by what Vornado Realty Trust and subsidiaries (the "Company") considers the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"). These include Funds From Operations ("FFO"), Funds Available for Distribution ("FAD"), Net Operating Income ("NOI") and Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre"). Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company's financial condition and results of operations, and, if applicable, the purposes for which management uses the measures, can be found in the Definitions section of this supplemental package on page i in the Appendix.
This supplemental package should be read in conjunction with the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2026 which can be accessed at the Company’s website www.vno.com.

BUSINESS DEVELOPMENTS
350 Park Avenue
On October 20, 2026, the existing joint venture between Vornado and Rudin (the “Vornado/Rudin JV”) and an affiliate of Kenneth C. Griffin (“KG”), the founder and CEO of Citadel, formed a new joint venture (the “350 Park JV”) to develop an approximately 1,900,000 square foot office tower on the combined sites of 350 Park Avenue, 39 East 51st Street and 40 East 52nd Street, with Citadel Enterprise Americas LLC (“CEAMER”) as the anchor tenant. We consolidate the Vornado/Rudin JV. We contributed our wholly owned 350 Park Avenue property to the 350 Park JV, the Vornado/Rudin JV contributed 39 East 51st Street and Rudin contributed 40 East 52nd Street. In exchange for these contributions, the Vornado/Rudin JV received a 40% ownership interest in the 350 Park JV, and KG owns the remaining 60% interest. Through the Vornado/Rudin JV, we hold a 36.1% effective interest and Rudin holds a 3.9% effective interest. Rudin also holds $150,000,000 of preferred equity in the Vornado/Rudin JV. Our contribution of 350 Park Avenue was valued at $900,000,000, or $500,000,000 net of the $400,000,000 mortgage loan on the property which was satisfied at closing.
Concurrently with the closing, the 350 Park JV:
•executed a 1,050,000 square foot anchor lease with CEAMER; and
•closed a $3.3 billion construction loan. The loan bears interest at SOFR plus 3.00%, which may be reduced to SOFR plus 2.50% upon substantial completion and achieving a minimum debt service coverage ratio, and matures in October 2032 with a one-year extension option subject to certain conditions.
Vornado shares control with KG over major decisions of the 350 Park JV, including decisions about leasing, operating and capital budgets and refinancings. Accordingly, we no longer hold a controlling financial interest in 350 Park Avenue and 39 East 51st Street. Beginning October 20, 2026, we deconsolidated the properties and account for our investment in the 350 Park JV under the equity method. We will recognize an estimated net gain of approximately $485,000,000 in the fourth quarter of 2026.
Acquisitions
Park Avenue Plaza
On June 11, 2026, we completed the purchase of a 49.0% interest in Park Avenue Plaza at a gross asset valuation of $1.1 billion ($950 per square foot). We acquired our interest subject to our share of the $575,000,000 loan encumbering the property. The loan bears interest at a fixed rate of 2.99% and matures in November 2031.
Park Avenue Plaza is a 45-story, 1.2 million rentable square foot building located at 55 East 52nd Street. The office building, co-owned by Fisher Brothers, has protected Park Avenue views and occupies the full through-block between East 52nd and East 53rd Street.
Fisher Brothers retains its current 51.0% ownership interest and continues to manage and lease the property. Vornado and Fisher Brothers have joint control over major decisions.
3 East 54th Street
On January 7, 2026, we acquired 3 East 54th Street, an asset situated on 18,400 square feet of land, for $141,000,000. Previously, in July 2025, we purchased the $35,000,000 A-Note secured by the property at par plus accrued interest, and in August 2024, we purchased the $50,000,000 B-Note secured by the property. The A-Note and B-Note were in default. The $107,000,000 loan balance, including default interest and advances, was credited towards the purchase price.
3 East 54th Street is located between Fifth Avenue and Madison Avenue on 54th Street, adjacent to the St. Regis Hotel and our Upper Fifth Avenue retail properties. The land is zoned for approximately 232,500 buildable square feet as-of-right, and we are in the process of demolishing the existing buildings on the site.
Dispositions
Alexander’s, Inc. (“Alexander’s”)
On May 28, 2026, Alexander’s, in which we own a 32.4% interest, completed the sale of its Rego Park I property for $235,500,000. As a result of the sale, we recognized our $44,329,000 share of the net gain and received a $2,355,000 sales commission paid by Alexander’s, of which $500,000 was paid to a third-party broker.
606 Broadway
On May 14, 2026, a 50.0% owned consolidated joint venture completed the sale of 606 Broadway. The purchaser acquired the non-recourse mortgage loan, which was in maturity default, at a discount and paid the joint venture $3,000,000 in cash ($2,400,000 to Vornado). The transaction resulted in a $32,073,000 gain on debt extinguishment, of which $15,932,000 is attributable to noncontrolling interests. The property was previously impaired in the fourth quarter of 2023, and had a carrying value of $52,073,000 as of the sale date.

BUSINESS DEVELOPMENTS
Financing Activity
Senior Unsecured Notes Due 2026
We repaid our $400,000,000 2.15% senior unsecured notes on their June 1, 2026 maturity date.
61 Ninth Avenue
On May 8, 2026, a joint venture, in which we have a 45.1% interest, completed a $161,000,000 refinancing of 61 Ninth Avenue. The interest-only mortgage loan matures in June 2028, with a nine-month extension option subject to certain conditions, and bears interest at SOFR plus 3.00% in year one, SOFR plus 3.35% for year two, and SOFR plus 3.85% during the extension period. The refinancing replaced the joint venture’s prior $167,500,000 mortgage loan on the property. On February 2, 2026, the joint venture extended the prior loan’s maturity by seven months and simultaneously paid down the principal balance by $12,500,000 to $155,000,000.
350 Park Avenue
On March 10, 2026, an affiliate of KG provided a $400,000,000 mortgage loan secured by 350 Park Avenue, the proceeds of which were used to defease the existing $400,000,000 mortgage loan in connection with the site’s development. The new interest-only loan bears interest at a fixed rate of 4.00% and matures in January 2027. Concurrently, and in connection with the planned development, Citadel Enterprise Americas LLC vacated the building and assigned its existing master lease to an affiliate of KG as tenant, and the lease was amended to provide for net rent of $16,000,000 per annum, equal to the interest payments under the new mortgage loan. On October 20, 2026, the $400,000,000 mortgage loan was satisfied at the closing of the 350 Park Avenue joint venture. See page 3 for further details.
One Park Avenue
On February 9, 2026, we completed a $525,000,000 refinancing of One Park Avenue, a 945,000 square foot Manhattan office building. The five-year interest-only loan matures in February 2031 and bears interest at a rate of SOFR plus 1.78%. The loan replaced the previous $525,000,000 loan that bore interest at SOFR plus 1.22% and was scheduled to mature in March 2026.
825 Seventh Avenue Office Condominium
On January 26, 2026, a joint venture, in which we have a 50.0% interest, entered into a nine-month extension with the lenders on the $54,000,000 mortgage loan encumbering the office condominium of 825 Seventh Avenue and simultaneously paid down the principal balance by $6,000,000 to $48,000,000. The loan was previously scheduled to mature in January 2026. On October 26, 2026, the $48,000,000 non-recourse mortgage loan matured and was not repaid, resulting in a maturity default. The interest-only loan bears interest at a rate of SOFR plus 2.75% and provides for additional default interest of 5.00%.
7 West 34th Street
On January 23, 2026, a joint venture, in which we have a 53.0% interest, completed a $250,000,000 refinancing of 7 West 34th Street, a 477,000 square foot Manhattan office and retail building. The non-recourse, five-year interest-only mortgage loan matures in February 2031 and has a fixed rate of 5.79%. The joint venture paid down by $50,000,000 the prior $300,000,000 full-recourse loan that bore interest at 3.65% and was scheduled to mature in June 2026. The loan was paid down using property-level reserves and a $25,000,000 member loan from Vornado which accrues interest at 16.00% and receives priority on distributions.
Senior Unsecured Notes Due 2033
On January 14, 2026, we completed a public offering of $500,000,000 5.75% senior unsecured notes due February 1, 2033 (“2033 Notes”). Interest on the senior unsecured notes is payable semi-annually on February 1 and August 1, commencing August 1, 2026. The 2033 Notes were sold at 99.824% of their face amount to yield 5.78%. A portion of the $494,000,000 net proceeds from the 2033 Notes was used to repay our $400,000,000 senior unsecured notes at their June 2026 maturity.
2031 Revolving Credit Facility
On January 7, 2026, we completed a $1.105 billion refinancing of one of our two revolving credit facilities. On February 4, 2026, the facility was upsized to $1.130 billion. The $1.130 billion amended facility currently bears interest at a rate of SOFR plus 1.01% and is scheduled to mature in February 2031 (as fully extended). The facility fee is 24 basis points. The facility replaced the previous $1.25 billion revolving credit facility which was scheduled to mature in December 2027.
2029 Revolving Credit Facility
On January 7, 2026, we upsized our $915,000,000 revolving credit facility that matures in April 2029 (as fully extended) to $1.0 billion. The credit facility currently bears interest at a rate of SOFR plus 1.16% and has a facility fee of 24 basis points.

BUSINESS DEVELOPMENTS
Financing Activity - continued
Unsecured Term Loan
On January 7, 2026, we completed a refinancing of our unsecured term loan and upsized the loan amount to $850,000,000. The loan bears interest at SOFR plus 1.15% and matures in February 2031 (as fully extended). The loan replaced the previous $800,000,000 term loan which bore interest at SOFR plus 1.25% and was scheduled to mature in December 2027.
888 Seventh Avenue
On December 10, 2025, the $244,543,000 non-recourse mortgage loan on 888 Seventh Avenue matured and was not repaid, at which time the lenders declared an event of default. On March 9, 2026, we entered into a forbearance agreement pursuant to which the lenders agreed to forbear from exercising their remedies and waived default interest through March 2027. During the forbearance period, regularly scheduled interest and required monthly amortization payments continue to accrue, but payment is deferred until the expiration or earlier termination of the forbearance period, at which time such amounts become due and payable.
Share Repurchase Program
In April 2026, our Board of Trustees authorized an additional $300,000,000 repurchase of our outstanding common shares under the share repurchase plan. As of September 30, 2026, $286,590,000 remained available and authorized for repurchases under the plan.
During the three months ended September 30, 2026, no shares were repurchased. During the nine months ended September 30, 2026, we repurchased 4,532,803 common shares for $133,305,000 at an average price of $29.41.

FINANCIAL HIGHLIGHTS (unaudited)

(Amounts in thousands, except per share amounts)	For the Three Months Ended or As Of
Earnings and Earnings Per Share	9/30/2026	6/30/2026	3/31/2026	12/31/2025		9/30/2025
Net (loss) income attributable to common shareholders	$(47,138)	$16,434	$(22,842)	$601		$11,589
Per diluted share	(0.25)	0.08	(0.12)	—		0.06
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	122,646	144,078	96,263	112,927		117,372
Per diluted share (non-GAAP)	0.62	0.74	0.49	0.56		0.58
FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	126,656	131,073	103,109	110,873		114,535
Per diluted share (non-GAAP)	0.65	0.67	0.52	0.55		0.57

EBITDAre attributable to the Operating Partnership (non-GAAP)	278,844	279,919	245,369	263,084		253,698
EBITDAre attributable to the Operating Partnership, as adjusted (non-GAAP)	279,522	279,451	247,798	254,805		253,758

Common Share Price & Dividends (NYSE:VNO)
High Price	$41.60	$39.80	$34.83	$41.85		$43.37
Low Price	33.79	24.93	24.57	32.61		35.22
Closing price - end of quarter	33.88	39.30	25.99	33.28		40.53
Dividends per common share(1)	N/A	N/A	N/A	0.74		N/A
FFO payout ratio (based on FFO attributable to common shareholders plus assumed conversions, as adjusted)(1)	N/A	N/A	N/A	31.9%	(2)	N/A
FAD payout ratio(1)	N/A	N/A	N/A	97.4%	(2)	N/A

VNO Common Shares & VRLP Units
VNO common shares outstanding	186,958	186,721	188,098	190,666		192,055
Redeemable Class A units and LTIP Unit awards outstanding	16,573	16,654	16,947	16,651		16,694
Convertible unit equivalents outstanding	1,473	1,279	1,917	1,503		1,242
Total Class A units and assumed conversions of convertible units outstanding	205,004	204,654	206,962	208,820		209,991

Weighted average Class A units outstanding - diluted	212,927	212,374	214,484	217,542		218,140
Weighted average common shares outstanding - diluted	196,284	195,722	197,479	200,901		201,416

Market Capitalization	$17.7	Billion	$18.8	Billion	$16.1	Billion	$17.2	Billion	$18.8	Billion

Liquidity (amounts in millions)
Cash and cash equivalents	$580	$675	$1,081	$841	$1,010
Restricted cash	143	114	130	137	142
Available on our $2.1 billion revolving credit facilities	1,188	1,188	1,388	1,419	1,419
Total Liquidity	$1,911	$1,977	$2,599	$2,397	$2,571
___________________
(1)For 2026, we anticipate continuing our common share dividend policy of paying one common share dividend in the fourth quarter, subject to approval by our Board of Trustees.
(2)FFO and FAD payout ratios are calculated based on full year results.

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

FFO, AS ADJUSTED BRIDGE - Q3 2026 VS. Q3 2025 (unaudited)

(Amounts in millions, except per share amounts)	FFO, as Adjusted
	Amount	Per Share
FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended September 30, 2025	$114.5	$0.57

Increase / (decrease) in FFO, as adjusted due to:
Rent commencements, net of lease expirations	17.5
Lower interest and other investment income	(9.3)
Park Avenue Plaza	9.0
Interest expense (primarily the 2033 senior unsecured notes)	(8.7)
Variable businesses (primarily signage)	3.2
Other, net	1.7
	13.4
Noncontrolling interests' share of above items, impact of assumed conversions of convertible securities, and impact of share buyback	(1.2)
Net increase	12.2	0.08

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended September 30, 2026	$126.7	$0.65

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

NET OPERATING INCOME, EBITDAre, FFO AND FAD (unaudited)

(Amounts in thousands)	For the Three Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025
Net Operating Income (“NOI”)(1):
Total revenues	$467,657	$462,242	$453,700
Operating expenses	(245,521)	(223,649)	(241,769)
Our share of NOI from partially owned entities	88,808	76,638	64,884
NOI attributable to noncontrolling interests in consolidated subsidiaries	(10,890)	(11,167)	(10,139)
NOI at share	300,054	304,064	266,676
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(44,395)	(40,881)	(30,746)
NOI at share - cash basis	255,659	263,183	235,930

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre") (at Vornado’s share)(1):
General and administrative expenses	(35,247)	(40,283)	(37,812)
Interest and other investment income, net	14,430	16,311	27,631
Transaction related costs and other	(393)	(173)	(3,563)
Net gain on disposition of non-depreciable wholly owned and partially owned assets	—	—	766
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	44,395	40,881	30,746
EBITDAre attributable to the Operating Partnership (non-GAAP)	278,844	279,919	253,698
Total of certain items that impact EBITDAre	678	(468)	60
EBITDAre attributable to the Operating Partnership, as adjusted (non-GAAP)	279,522	279,451	253,758

Funds From Operations (“FFO”) (at Vornado’s share)(1):
Interest and debt expense	(123,661)	(118,706)	(112,624)
Gain on debt extinguishment	—	16,141	—
Preferred share dividends	(15,554)	(15,553)	(15,555)
Personal property depreciation	(2,341)	(2,347)	(2,239)
Income tax (expense) benefit	(4,517)	(3,439)	5,233
Change in fair value of marketable securities	—	—	(1,719)
Impact of assumed conversion of dilutive convertible securities	319	383	385
Add-back - Total of certain items that impact EBITDAre	(678)	468	(60)
FFO allocated to noncontrolling interests of the Operating Partnership	(10,444)	(12,320)	(9,807)
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	122,646	144,078	117,372
Total of certain items that impact FFO attributable to common shareholders plus assumed conversions	4,010	(13,005)	(2,837)
FFO attributable to common shareholders plus assumed conversions, as adjusted	126,656	131,073	114,535

Funds Available for Distributions (“FAD”) (at Vornado's share)(1):
Certain items that impact FAD	(394)	14,293	(483)
Recurring tenant improvements, leasing commissions and other capital expenditures	(47,145)	(33,109)	(52,376)
Stock-based compensation expense	4,524	7,804	5,573
Amortization of debt issuance costs and other non-cash interest expense	6,525	6,642	10,242
Gain on debt extinguishment	—	(16,141)	—
Personal property depreciation	2,341	2,347	2,239
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(44,395)	(40,881)	(30,746)
Noncontrolling interests in the Operating Partnership's share of above adjustments	6,097	5,886	5,634
FAD (non-GAAP)	$54,209	$77,914	$54,618
________________________________
(1)See pages ii through vii in the Appendix for NOI at share, NOI at share - cash basis, EBITDAre, FFO and FAD reconciliations to the most directly comparable GAAP financial measures.

CONSOLIDATED BALANCE SHEETS (unaudited)
(Amounts in thousands)
	As of		Increase (Decrease)
	September 30, 2026	December 31, 2025
ASSETS
Real estate, at cost:
Land	$2,357,135	$2,408,914	$(51,779)
Buildings and improvements	11,138,348	10,942,418	195,930
Development costs and construction in progress	1,037,845	890,143	147,702
Leasehold improvements and equipment	110,729	105,080	5,649
Total	14,644,057	14,346,555	297,502
Less accumulated depreciation and amortization	(4,534,751)	(4,191,075)	(343,676)
Real estate, net	10,109,306	10,155,480	(46,174)
Right-of-use assets	667,270	671,308	(4,038)
Net investment in lease	166,672	166,024	648
Cash, cash equivalents, and restricted cash
Cash and cash equivalents	580,496	840,850	(260,354)
Restricted cash	143,339	136,696	6,643
Total	723,835	977,546	(253,711)
Tenant and other receivables	110,269	77,137	33,132
Investments in partially owned entities	2,244,170	1,941,278	302,892
Receivable arising from the straight-lining of rents	828,287	752,545	75,742
Deferred leasing costs, net	394,515	374,620	19,895
Identified intangible assets, net	104,930	110,593	(5,663)
Other assets	288,911	294,587	(5,676)
Total assets	$15,638,165	$15,521,118	$117,047
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$4,847,467	$4,920,669	$(73,202)
Senior unsecured notes, net	842,276	747,202	95,074
Unsecured term loan, net	840,569	797,337	43,232
Unsecured revolving credit facilities	918,000	720,420	197,580
Lease liabilities	694,361	699,640	(5,279)
Accounts payable and accrued expenses	411,957	376,190	35,767
Deferred compensation plan	102,544	113,778	(11,234)
Other liabilities	327,943	341,359	(13,416)
Total liabilities	8,985,117	8,716,595	268,522
Redeemable noncontrolling interests	633,175	647,951	(14,776)
Shareholders' equity	5,845,987	5,986,727	(140,740)
Noncontrolling interests in consolidated subsidiaries	173,886	169,845	4,041
Total liabilities, redeemable noncontrolling interests and equity	$15,638,165	$15,521,118	$117,047

CONSOLIDATED NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Three Months Ended
	September 30,			June 30, 2026
	2026	2025	Variance
Property rentals(1)	$340,719	$322,352	$18,367	$332,359
Tenant expense reimbursements(1)	44,294	42,116	2,178	46,281
Amortization of acquired below-market leases, net	104	100	4	135
Straight-lining of rents	24,504	24,529	(25)	26,298
Total rental revenues	409,621	389,097	20,524	405,073
Fee and other income:
Building Maintenance Services ("BMS") cleaning fees	35,372	42,530	(7,158)	33,344
Management and leasing fees	2,820	2,998	(178)	2,658
Other income	19,844	19,075	769	21,167
Total revenues	467,657	453,700	13,957	462,242
Operating expenses	(245,521)	(241,769)	(3,752)	(223,649)
Depreciation and amortization	(169,045)	(117,122)	(51,923)	(171,228)
General and administrative	(34,705)	(37,490)	2,785	(39,100)
Income (expense) from deferred compensation plan liability	4,333	(6,756)	11,089	(2,483)
Transaction related costs and other	(393)	(3,563)	3,170	(173)
Total expenses	(445,331)	(406,700)	(38,631)	(436,633)
Income from partially owned entities	23,318	21,940	1,378	63,195
Interest and other investment income, net	5,107	22,413	(17,306)	8,989
(Expense) income from deferred compensation plan assets	(4,333)	6,756	(11,089)	2,483
Interest and debt expense	(88,714)	(84,459)	(4,255)	(89,582)
Gain on debt extinguishment	—	—	—	32,073
(Loss) income before income taxes	(42,296)	13,650	(55,946)	42,767
Income tax (expense) benefit	(3,668)	5,589	(9,257)	(3,571)
Net (loss) income	(45,964)	19,239	(65,203)	39,196
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	10,180	8,912	1,268	(5,748)
Operating Partnership	4,171	(1,036)	5,207	(1,489)
Net (loss) income attributable to Vornado	(31,613)	27,115	(58,728)	31,959
Preferred share dividends	(15,525)	(15,526)	1	(15,525)
Net (loss) income attributable to common shareholders	$(47,138)	$11,589	$(58,727)	$16,434

Capitalized expenditures:
Interest and debt expense	$11,561	$9,022	$2,539	$11,069
Development payroll	1,443	943	500	1,516
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

CONSOLIDATED NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Nine Months Ended September 30,
	2026	2025	Variance
Property rentals(1)	$994,735	$1,002,920	$(8,185)
Tenant expense reimbursements(1)	141,791	128,665	13,126
Amortization of acquired below-market leases, net	340	284	56
Straight-lining of rents	77,012	44,235	32,777
Total rental revenues	1,213,878	1,176,104	37,774
Fee and other income:
BMS cleaning fees	108,059	116,437	(8,378)
Management and leasing fees	8,193	8,954	(761)
Other income	58,874	55,221	3,653
Total revenues	1,389,004	1,356,716	32,288
Operating expenses	(715,801)	(685,857)	(29,944)
Depreciation and amortization	(458,801)	(348,851)	(109,950)
General and administrative	(116,050)	(116,065)	15
Income (expense) from deferred compensation plan liability	1,269	(8,790)	10,059
Transaction related costs and other	(1,328)	(4,327)	2,999
Total expenses	(1,290,711)	(1,163,890)	(126,821)
Income from partially owned entities	99,335	135,588	(36,253)
Interest and other investment income, net	23,423	41,730	(18,307)
(Expense) income from deferred compensation plan assets	(1,269)	8,790	(10,059)
Interest and debt expense	(267,502)	(268,204)	702
Gain on debt extinguishment	32,073	—	32,073
Gain on sales-type lease	—	803,248	(803,248)
Net gains on disposition of wholly owned and partially owned assets	—	24,039	(24,039)
(Loss) income before income taxes	(15,647)	938,017	(953,664)
Income tax expense	(13,147)	(5,727)	(7,420)
Net (loss) income	(28,794)	932,290	(961,084)
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	17,122	30,326	(13,204)
Operating Partnership	4,701	(73,788)	78,489
Net (loss) income attributable to Vornado	(6,971)	888,828	(895,799)
Preferred share dividends	(46,575)	(46,578)	3
Net (loss) income attributable to common shareholders	$(53,546)	$842,250	$(895,796)

Capitalized expenditures:
Interest and debt expense	$32,748	$29,423	$3,325
Development payroll	4,448	3,263	1,185
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended September 30, 2026			For the Nine Months Ended September 30, 2026
	Total	New York	Other	Total	New York	Other
Property rentals(1)	$340,719	$273,831	$66,888	$994,735	$806,436	$188,299
Tenant expense reimbursements(1)	44,294	32,128	12,166	141,791	108,932	32,859
Amortization of acquired below-market leases, net	104	73	31	340	186	154
Straight-lining of rents	24,504	19,967	4,537	77,012	58,819	18,193
Total rental revenues	409,621	325,999	83,622	1,213,878	974,373	239,505
Fee and other income:
BMS cleaning fees	35,372	38,101	(2,729)	108,059	116,018	(7,959)
Management and leasing fees	2,820	3,072	(252)	8,193	8,695	(502)
Other income	19,844	13,040	6,804	58,874	38,928	19,946
Total revenues	467,657	380,212	87,445	1,389,004	1,138,014	250,990
Operating expenses	(245,521)	(200,057)	(45,464)	(715,801)	(598,105)	(117,696)
Depreciation and amortization	(169,045)	(144,459)	(24,586)	(458,801)	(384,945)	(73,856)
General and administrative	(34,705)	(12,643)	(22,062)	(116,050)	(40,895)	(75,155)
Income from deferred compensation plan liability	4,333	—	4,333	1,269	—	1,269
Transaction related costs and other	(393)	—	(393)	(1,328)	(930)	(398)
Total expenses	(445,331)	(357,159)	(88,172)	(1,290,711)	(1,024,875)	(265,836)
Income from partially owned entities	23,318	18,916	4,402	99,335	90,300	9,035
Interest and other investment income, net	5,107	2,267	2,840	23,423	7,098	16,325
Expense from deferred compensation plan assets	(4,333)	—	(4,333)	(1,269)	—	(1,269)
Interest and debt expense	(88,714)	(36,512)	(52,202)	(267,502)	(112,026)	(155,476)
Gain on debt extinguishment	—	—	—	32,073	208	31,865
(Loss) income before income taxes	(42,296)	7,724	(50,020)	(15,647)	98,719	(114,366)
Income tax expense	(3,668)	(1,111)	(2,557)	(13,147)	(4,729)	(8,418)
Net (loss) income	(45,964)	6,613	(52,577)	(28,794)	93,990	(122,784)
Less net loss (income) attributable to noncontrolling interests in consolidated subsidiaries	10,180	8,045	2,135	17,122	24,923	(7,801)
Net (loss) income attributable to Vornado Realty L.P.	(35,784)	$14,658	$(50,442)	(11,672)	$118,913	$(130,585)
Less net loss attributable to noncontrolling interests in the Operating Partnership	4,200			4,787
Preferred unit distributions	(15,554)			(46,661)
Net loss attributable to common shareholders	$(47,138)			$(53,546)
For the three and nine months ended September 30, 2025
Net income (loss) attributable to Vornado Realty L.P.	$28,151	$58,370	$(30,219)	$962,616	$1,062,517	$(99,901)
Net income attributable to common shareholders	$11,589			$842,250
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT AND SUBSEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2026
NOI at share:	2026	2025		2026	2025
New York:
Office (includes base retail)(1)(2)	$189,099	$169,140	$183,424	$547,466	$533,625
Street Retail(1)	49,195	43,775	52,533	148,414	131,837
Residential	7,356	6,457	6,695	21,047	19,011
Alexander’s(3)	14,970	8,770	9,046	31,940	26,594
Total New York	260,620	228,142	251,698	748,867	711,067
Other:
THE MART(4)	13,948	13,275	27,299	57,137	54,388
555 California Street	15,831	17,293	14,850	44,332	53,822
Other investments	9,655	7,966	10,217	25,905	18,362
Total Other	39,434	38,534	52,366	127,374	126,572
NOI at share	$300,054	$266,676	$304,064	$876,241	$837,639

NOI at share - cash basis:
New York:
Office (includes base retail)(1)(2)(5)	$155,305	$142,751	$155,899	$463,167	$436,265
Street Retail(1)	44,398	40,169	49,754	135,391	124,622
Residential	7,068	5,989	6,354	19,993	17,827
Alexander's(3)(6)	11,227	9,509	2,950	22,933	29,391
Total New York	217,998	198,418	214,957	641,484	608,105
Other:
THE MART(4)	15,571	13,267	28,873	62,069	56,042
555 California Street	12,112	16,455	8,962	29,933	55,276
Other investments	9,978	7,790	10,391	26,413	17,597
Total Other	37,661	37,512	48,226	118,415	128,915
NOI at share - cash basis	$255,659	$235,930	$263,183	$759,899	$737,020
________________________________
(1)During the first quarter of 2026, we reclassified retail assets located at the base of our office buildings from the retail subsegment to the office subsegment. The retail subsegment was renamed “Street Retail” and now comprises standalone retail properties and mixed-use assets with prominent retail components, including related signage, with a concentration on High Streets such as Fifth Avenue, Madison Avenue and Times Square. Please see our Property Table on pages 36 - 43 for the composition of each subsegment. Prior period balances have been reclassified to conform to current period presentation. This change applies only to net operating income; all other operating metrics, including occupancy, leasing activity, and lease expirations continue to be presented based on space type.
(2)Includes BMS NOI of $4,931, $6,985, $7,306, $22,407 and $21,505 for the three months ended September 30, 2026 and 2025 and June 30, 2026 and the nine months ended September 30, 2026 and 2025, respectively.
(3)The three and nine months ended September 30, 2026 include termination income at the Rego Park shopping center.
(4)The three months ended June 30, 2026 includes the impact of a reversal of a prior period tax accrual resulting from a property tax reassessment.
(5)The nine months ended September 30, 2025 includes the impact of the payment of $22,361 for prior period PENN 1 ground rent owed based on the rent reset determination.
(6)2026 includes the impact of the lease amendment entered into between Alexander’s and Bloomberg L.P. (“Bloomberg”), which provided Bloomberg with a rent abatement for the period of April 1, 2026 to December 1, 2026 with a corresponding reduction to Bloomberg’s tenant fund.

SAME STORE NOI AT SHARE AND SAME STORE NOI AT SHARE - CASH BASIS (NON-GAAP) (unaudited)

	Total	New York(2)	THE MART(3)	555 California Street(4)
Same store NOI at share % increase (decrease)(1):
Three months ended September 30, 2026 compared to September 30, 2025	9.0%	10.2%	4.0%	(3.4)%
Nine months ended September 30, 2026 compared to September 30, 2025	8.4%	10.4%	5.3%	(13.2)%
Three months ended September 30, 2026 compared to June 30, 2026	(4.1)%	0.5%	(49.4)%	6.6%

Same store NOI at share - cash basis % increase (decrease)(1):
Three months ended September 30, 2026 compared to September 30, 2025	3.2%	4.9%	16.3%	(26.4)%
Nine months ended September 30, 2026 compared to September 30, 2025	1.6%	4.8%	11.0%	(42.5)%
Three months ended September 30, 2026 compared to June 30, 2026	(5.5)%	(1.3)%	(46.6)%	35.1%
________________________________
(1)See pages ix through xiv in the Appendix for same store NOI at share and same store NOI at share - cash basis reconciliations.
(2)Excluding the impact of the rent abatement provided to Bloomberg, which was offset by a corresponding reduction to Bloomberg’s tenant fund, New York same store NOI at share - cash basis increased by 8.4% and 7.1% for the three and nine months ended September 30, 2026, respectively, compared to the same periods in 2025.
(3)The three months ended June 30, 2026 includes the impact of a reversal of a prior period tax accrual resulting from a property tax reassessment.
(4)Variance in same store NOI at share vs. same store NOI at share - cash basis is primarily due to GAAP rent commencing on new leases with free rent periods.

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York			555 California Street
	Office	Retail	THE MART
Three Months Ended September 30, 2026
Total square feet leased	489	37	33	55
Our share of square feet leased:	443	28	33	38
Initial rent(1)	$122.96	$496.83	$63.50	$163.18
Weighted average lease term (years)	9.5	7.1	5.6	10.8
Second generation relet space:
Square feet	283	19	31	38
GAAP basis:
Straight-line rent(2)	$116.95	$644.96	$61.53	$179.47
Prior straight-line rent	$85.25	$617.21	$54.63	$112.91
Percentage increase	37.2%	4.5%	12.6%	59.0%
Cash basis (non-GAAP):
Initial rent(1)	$119.90	$641.47	$62.94	$163.18
Prior escalated rent	$95.25	$760.91	$58.45	$118.21
Percentage increase (decrease)	25.9%	(15.7)%	7.7%	38.0%
Tenant improvements and leasing commissions:
Per square foot	$139.83	$191.23	$51.69	$182.00
Per square foot per annum	$14.72	$26.93	$9.23	$16.85
Percentage of initial rent	12.0%	5.4%	14.5%	10.3%
________________________________
(1)Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.
(2)Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases and includes the effect of free rent and periodic step-ups in rent.

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York			555 California Street
	Office	Retail	THE MART
Nine Months Ended September 30, 2026
Total square feet leased	1,148	123	155	166
Our share of square feet leased:	993	77	155	115
Initial rent(1)	$113.09	$402.59	$58.08	$148.50
Weighted average lease term (years)	8.9	5.6	6.5	9.3
Second generation relet space:
Square feet	547	52	96	96
GAAP basis:
Straight-line rent(2)	$107.36	$419.40	$62.44	$165.04
Prior straight-line rent	$86.90	$384.23	$56.06	$119.06
Percentage increase	23.5%	9.2%	11.4%	38.6%
Cash basis (non-GAAP):
Initial rent(1)	$111.15	$416.86	$63.44	$162.98
Prior escalated rent	$95.14	$448.73	$60.94	$128.30
Percentage increase (decrease)	16.8%	(7.1)%	4.1%	27.0%
Tenant improvements and leasing commissions:
Per square foot	$132.02	$109.17	$78.54	$166.95
Per square foot per annum	$14.83	$19.49	$12.08	$17.95
Percentage of initial rent	13.1%	4.8%	20.8%	12.1%
_______________________________
(1)Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.
(2)Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases and includes the effect of free rent and periodic step-ups in rent.

LEASE EXPIRATIONS (unaudited)
(Amounts in thousands)

Our Share of Square Feet of Expiring Leases As of September 30, 2026

New York Office	58	1,153	1,137	1,104	744	929	705	624	475	1,316	500	6,882
New York Retail	15	13	65	36	143	49	83	35	146	22	144	363
THE MART	26	186	739	182	109	343	549	101	90	33	414	112
555 California Street	30	21	179	107	9	39	13	15	—	210	107	363
Total	129	1,373	2,120	1,429	1,005	1,360	1,350	775	711	1,581	1,165	7,720
% of total	0.6%	6.6%	10.2%	6.9%	4.9%	6.6%	6.5%	3.7%	3.4%	7.6%	5.6%	37.4%
_______________________________
(1) Includes month-to-month leases, holdover tenants, and leases expiring on the last day of the current quarter.

LEASE EXPIRATIONS DETAIL (unaudited) NEW YORK SEGMENT

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)		Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
				Total	Per Sq. Ft.
Office:	Third Quarter 2026(2)	31,000		$2,442,000	$78.77	0.2%

	Fourth Quarter 2026	27,000		2,308,000	85.48	0.2%

	First Quarter 2027	354,000		30,765,000	86.91	2.3%
	Second Quarter 2027	512,000		44,683,000	87.27	3.4%
	Third Quarter 2027	71,000		6,222,000	87.63	0.5%
	Fourth Quarter 2027	216,000		16,880,000	78.15	1.3%
	Total 2027	1,153,000		98,550,000	85.47	7.5%
	2028	1,137,000		85,418,000	75.13	6.5%
	2029	1,104,000		85,933,000	77.84	6.5%
	2030	744,000		69,610,000	93.56	5.3%
	2031	929,000		89,634,000	96.48	6.8%
	2032	705,000		63,763,000	90.44	4.9%
	2033	624,000		56,252,000	90.15	4.3%
	2034	475,000		45,928,000	96.69	3.5%
	2035	1,316,000		116,490,000	88.52	8.9%
	2036	500,000		49,816,000	99.63	3.8%
	Thereafter	6,882,000	(3)	547,635,000	79.57	41.6%

Retail:	Third Quarter 2026(2)	4,000		$157,000	$39.25	0.1%

	Fourth Quarter 2026	11,000		1,494,000	135.82	0.6%

	First Quarter 2027	2,000		5,769,000	2,884.50	2.2%
	Second Quarter 2027	5,000		324,000	64.80	0.1%
	Third Quarter 2027	5,000		7,767,000	1,553.40	3.0%
	Fourth Quarter 2027	1,000		804,000	804.00	0.3%
	Total 2027	13,000		14,664,000	1,128.00	5.6%
	2028	65,000		21,063,000	324.05	8.1%
	2029	36,000		11,545,000	320.69	4.4%
	2030	143,000		23,441,000	163.92	9.0%
	2031	49,000		29,236,000	596.65	11.2%
	2032	83,000		34,764,000	418.84	13.3%
	2033	35,000		12,041,000	344.03	4.6%
	2034	146,000		21,213,000	145.29	8.1%
	2035	22,000		11,780,000	535.45	4.5%
	2036	144,000		17,600,000	122.22	6.8%
	Thereafter	363,000		61,634,000	169.79	23.7%
_____________________________
(1)    Excludes storage, vacancy and other.
(2)    Includes month-to-month leases, holdover tenants, and leases expiring on the last day of the current quarter.
(3)    Assumes U.S. Post Office exercises all lease renewal options through 2038 for 492,000 square feet at 909 Third Avenue given the below-market rent on their options.

LEASE EXPIRATIONS DETAIL (unaudited) OTHER SEGMENT

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
THE MART			Total	Per Sq. Ft.
Office / Showroom / Retail:	Third Quarter 2026(2)	12,000	$661,000	$55.08	0.4%

	Fourth Quarter 2026	14,000	897,000	64.07	0.6%

	First Quarter 2027	37,000	1,831,000	49.49	1.2%
	Second Quarter 2027	21,000	1,668,000	79.43	1.1%
	Third Quarter 2027	67,000	3,766,000	56.21	2.5%
	Fourth Quarter 2027	61,000	3,773,000	61.85	2.6%
	Total 2027	186,000	11,038,000	59.34	7.4%
	2028	739,000	37,556,000	50.82	25.6%
	2029	182,000	10,363,000	56.94	7.0%
	2030	109,000	6,524,000	59.85	4.4%
	2031	343,000	17,775,000	51.82	12.0%
	2032	549,000	26,882,000	48.97	18.2%
	2033	101,000	5,245,000	51.93	3.6%
	2034	90,000	4,731,000	52.57	3.2%
	2035	33,000	1,690,000	51.21	1.1%
	2036	414,000	19,303,000	46.63	13.1%
	Thereafter	112,000	5,055,000	45.13	3.4%

555 California Street
Office / Retail:	Third Quarter 2026(2)	—	$—	$—	0.0%

	Fourth Quarter 2026	30,000	3,247,000	108.23	2.8%

	First Quarter 2027	—	—	—	0.0%
	Second Quarter 2027	—	—	—	0.0%
	Third Quarter 2027	21,000	2,585,000	123.10	2.2%
	Fourth Quarter 2027	—	—	—	0.0%
	Total 2027	21,000	2,585,000	123.10	2.2%
	2028	179,000	15,567,000	86.97	13.5%
	2029	107,000	11,671,000	109.07	10.1%
	2030	9,000	788,000	87.56	0.7%
	2031	39,000	3,696,000	94.77	3.2%
	2032	13,000	1,543,000	118.69	1.3%
	2033	15,000	1,902,000	126.80	1.7%
	2034	—	—	—	0.0%
	2035	210,000	20,388,000	97.09	17.7%
	2036	107,000	14,543,000	135.92	12.6%
	Thereafter	363,000	39,288,000	108.23	34.2%
________________________________
(1)    Excludes storage, vacancy and other.
(2)    Includes month-to-month leases, holdover tenants, and leases expiring on the last day of the current quarter.

CAPITAL EXPENDITURES AND RE/DEVELOPMENT (unaudited)
CONSOLIDATED
(Amounts in thousands)
	For the Nine Months Ended September 30, 2026
	Total Company	New York	THE MART	555 California Street	Other
Capital expenditures:
Expenditures to maintain assets	$53,916	$35,009	$5,137	$13,764	$6
Tenant improvements	44,243	40,486	1,302	2,455	—
Leasing commissions	20,489	15,985	377	4,127	—
Recurring tenant improvements, leasing commissions and other capital expenditures	118,648	91,480	6,816	20,346	6
Non-recurring capital expenditures(1)	104,054	91,072	10,769	2,213	—
Total capital expenditures and leasing commissions	$222,702	$182,552	$17,585	$22,559	$6

Development and redevelopment expenditures(2):
623 Fifth Avenue	$26,481	$26,481	$—	$—	$—
PENN 2	18,227	18,227	—	—	—
PENN 15	16,852	16,852	—	—	—
Other	26,801	26,737	45	—	19
	$88,361	$88,297	$45	$—	$19
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

DEVELOPMENT/REDEVELOPMENT - ACTIVE PROJECTS AND FUTURE OPPORTUNITIES
(Amounts in thousands, except square feet)
		(at Vornado’s share)						Projected Leasing Stabilization Year	Projected Unlevered Cash Yield
Active Development Projects:	Property Rentable Sq. Ft.	Total Project Budget		Cash Equity Obligation		Cash Equity Funded to Date	Cash Equity Remaining
350 Park Avenue (36.1% interest)	1,900,000	$2,134,000	(1)	$290,000	(2)	$—	$290,000	2030	9.2%	(3)
623 Fifth Avenue	383,000	450,000		450,000		254,269	195,731	2028	10.1%

Future Opportunities: New York segment:	Zoning Sq. Ft.
PENN District:
PENN 15	2,052,000
34th and Eighth Avenue land	312,000
Multiple other opportunities
Total PENN District	2,364,000
260 Eleventh Avenue	280,000
3 East 54th Street	233,000
57th Street land (50% interest)	150,000
Other segment:
527 West Kinzie land, Chicago	330,000
Total Future Opportunities	3,357,000
________________________________
(1)Includes our land contribution and is net of development fees and reimbursements paid to Vornado.
(2)Calculated as our $2.134 billion share of the projected budget less our share of (i) construction financing, (ii) preferred equity and (iii) our net land contribution.
(3)Includes management fee income paid to Vornado.

There can be no assurance that the above projects will be completed, completed on schedule or within budget. In addition, there can be no assurance that the Company will be successful in leasing the properties on the expected schedule or at the assumed rental rates.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
	As of September 30, 2026			Our Share of Net Income (Loss) for the Three Months Ended September 30,			Our Share of NOI (non-GAAP) for the Three Months Ended September 30,
	Percentage Ownership	Company's Carrying Amount		2026	2025		2026	2025
Joint Venture Name
New York:
Fifth Avenue and Times Square JV(1)	51.5%	$1,531,737		$9,893	$8,527		$26,546	$24,169
Park Avenue Plaza(2)	49.0%	233,142		1,933	—		12,170	—
280 Park Avenue	50.0%	137,220		(3,424)	(3,712)		10,152	8,859
Alexander's(3)	32.4%	84,267		8,805	2,069		14,970	8,770
Independence Plaza	50.1%	65,733		225	(392)		7,357	6,456
7 West 34th Street	53.0%	(44,659)	(4)	497	1,085		3,018	3,560
West 57th Street properties	50.0%	36,405		10	(49)		143	100
85 Tenth Avenue	49.9%	(29,221)	(4)	(2,156)	(1,364)		4,192	4,094
61 Ninth Avenue	45.1%	550		(509)	(239)		1,958	1,904
Other, net	Various	24,063		3,642	13,956	(5)	4,371	4,508
				18,916	19,881		84,877	62,420

Other:
Alexander's corporate fee income	32.4%			3,013	1,405		1,200	843
Rosslyn Plaza	43.7% to 50.4%	34,748		(312)	(161)		191	282
Other, net	Various	96,305		1,701	815		2,540	1,339
				4,402	2,059		3,931	2,464

Total				$23,318	$21,940		$88,808	$64,884
________________________________
(1)Includes $6,241 of income on our return on preferred equity, net of our share of expenses for the three months ended September 30, 2026 and 2025.
(2)On June 11, 2026, we completed the purchase of a 49.0% interest in Park Avenue Plaza. See page 3 for details.
(3)2026 includes termination income at the Rego Park shopping center.
(4)Our negative basis results from distributions in excess of our investment.
(5)Includes our $11,002 gain from the sale of 512 West 22nd Street.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
	Percentage Ownership at September 30, 2026	Our Share of Net Income (Loss) for the Nine Months Ended September 30,				Our Share of NOI (non-GAAP) for the Nine Months Ended September 30,
		2026		2025		2026	2025
Joint Venture Name
New York:
Fifth Avenue and Times Square JV:
Equity in net income	51.5%	$13,588		$11,772		$81,581	$73,048
Return on preferred equity, net of our share of the expense		18,519		21,287		—	—
Net gain on sale		—		76,162		—	—
		32,107		109,221		81,581	73,048
Park Avenue Plaza(1)	49.0%	2,135		—		15,045	—
280 Park Avenue	50.0%	(8,620)		(11,969)		30,524	26,110
Alexander's	32.4%	56,908	(2)	7,911		31,940	26,594
Independence Plaza	50.1%	367		1,512		21,048	19,010
7 West 34th Street	53.0%	2,271		5,195		10,026	13,049
West 57th Street properties	50.0%	(13)		2,054	(3)	431	85
85 Tenth Avenue	49.9%	(4,023)		(4,867)		13,104	11,583
61 Ninth Avenue	45.1%	(247)		(219)		5,772	5,706
Other, net	Various	9,415		18,426	(4)	11,724	14,681
		90,300		127,264		221,195	189,866
Other:
Alexander's corporate fee income	32.4%	7,750		4,444		4,045	2,686
Rosslyn Plaza	43.7% to 50.4%	(433)		(104)		707	1,269
Other, net	Various	1,718		3,984		7,807	4,401
		9,035		8,324		12,559	8,356

Total		$99,335		$135,588		$233,754	$198,222
________________________________
(1)On June 11, 2026, we completed the purchase of a 49.0% interest in Park Avenue Plaza. See page 3 for details.
(2)Includes our $44,329 share of the net gain from Alexander’s sale of Rego Park I, see page 3 for details. Additionally, 2026 includes termination income at the Rego Park shopping center.
(3)Includes our $2,527 share of the gain from the sale of 49 West 57th Street.
(4)Includes our $11,002 gain from the sale of 512 West 22nd Street.

DEBT ANALYSIS (unaudited)
(Amounts in thousands)
DEBT SUMMARY	As of September 30, 2026
	Total		Variable			Fixed(1)
(Contractual debt balances)	Amount	Weighted Average Interest Rate	Amount		Weighted Average Interest Rate	Amount	Weighted Average Interest Rate
Consolidated debt(2)	$7,487,543	4.91%	$1,972,543		5.49%	$5,515,000	4.70%
Pro rata share of debt of non-consolidated entities	2,732,549	5.58%	386,502		6.62%	2,346,047	5.41%
Total	10,220,092	5.09%	2,359,045		5.68%	7,861,047	4.92%
Less: Noncontrolling interests' share of consolidated debt (1290 Avenue of the Americas and 555 California Street)	(645,000)		(645,000)			—
Company's pro rata share of total debt	$9,575,092	5.04%	$1,714,045	(3)	5.62%	$7,861,047	4.92%
________________________________
See notes below

NET DEBT TO EBITDAre, AS ADJUSTED (unaudited)

	As of and For the Trailing Twelve Months Ended September 30, 2026 (4)		For the Year Ended December 31,
			2025		2024		2023
Secured debt	$4,869,543		$4,944,037		$5,707,176		$5,729,615
Unsecured debt	2,618,000		2,270,420		2,575,000		2,575,000
Pro rata share of debt of non-consolidated entities	2,732,549		2,478,544		2,477,701		2,654,701
Less: Noncontrolling interests’ share of consolidated debt	(645,000)		(682,247)		(682,059)		(682,059)
Company’s pro rata share of total debt	$9,575,092		$9,010,754		$10,077,818		$10,277,257
% Unsecured debt	27%		25%		26%		25%

Company’s pro rata share of total debt	$9,575,092		$9,010,754		$10,077,818		$10,277,257
Less: Cash and cash equivalents and investments in U.S. Treasury bills	(580,496)		(840,850)		(733,947)		(997,002)
Less: Escrowed cash included within restricted cash on our balance sheet	(90,766)		(99,253)		(187,416)		(221,578)
Less: Pro rata share of unconsolidated partially owned entities’ cash and cash equivalents and escrowed cash	(265,201)		(195,867)		(248,835)		(295,983)
Plus: Noncontrolling interests’ share of cash and cash equivalents, escrowed cash and investments in U.S. Treasury bills	76,271		87,407		129,160		101,564
Net debt	$8,714,900		$7,962,191		$9,036,780		$8,864,258
EBITDAre, as adjusted (non-GAAP)	$1,097,576		$1,039,843		$1,049,320		$1,081,332
Net debt / EBITDAre, as adjusted (non-GAAP)	7.9	x	7.7	x	8.6	x	8.2	x
________________________________
(1)Includes variable rate debt with interest rates fixed by interest rate swap arrangements.
(2)See page xv in the Appendix for reconciliation of consolidated debt, net as presented on our consolidated balance sheets to consolidated contractual debt as of September 30, 2026.
(3)As of September 30, 2026, $854,027 of variable rate debt (at share) is subject to interest rate cap arrangements, the $860,018 of variable rate debt not subject to interest rate cap arrangements represents 9% of our total pro rata share of debt. See page 30 for details.
(4)Trailing twelve months ended September 30, 2026 EBITDAre, as adjusted, includes a $36,000 adjustment to annualize our share of EBITDAre from Park Avenue Plaza, which we acquired on June 11, 2026.
See page i in the Appendix for definitions of EBITDAre and net debt to EBITDAre, as adjusted. See reconciliation of net (loss) income to EBITDA to EBITDAre on pages v and vi in the Appendix.

CORPORATE COVENANT RATIOS AND CREDIT RATINGS (unaudited)
(Amounts in thousands)

		As of
Unsecured Revolving Credit Facilities and Unsecured Term Loan(1)	Required	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025
Total outstanding debt/total assets(2)	Less than 60%	35%	34%	35%	34%
Secured debt/total assets	Less than 50%	23%	23%	22%	25%
Fixed charge coverage	Greater than 1.40	2.02	2.02	1.98	1.98
Unsecured debt/cap value of unencumbered assets	Less than 60%	22%	22%	25%	18%
Unencumbered coverage ratio	Greater than 1.75	6.65	7.43	7.79	8.36

2031 Unsecured Notes Covenant Ratios(1)
Total outstanding debt/total assets(3)	Less than 65%	45%	45%	48%	46%
Secured debt/total assets	Less than 50%	32%	32%	33%	33%
Interest coverage ratio (annualized combined EBITDA to annualized interest expense)	Greater than 1.50	2.01	2.02	1.93	2.19
Unencumbered assets/unsecured debt	Greater than 150%	461%	480%	421%	492%

2033 Unsecured Notes Covenant Ratios(1)
Total outstanding debt/total assets(4)	Less than 65%	41%	41%	42%
Secured debt/total assets	Less than 50%	29%	28%	29%
Interest coverage ratio (annualized combined EBITDA to annualized interest expense)	Greater than 1.50	2.08	2.13	2.07
Unencumbered assets/unsecured debt	Greater than 150%	488%	483%	428%

Consolidated Unencumbered EBITDA(1) (non-GAAP):	Trailing Twelve Months
New York	$361,342
Other	96,911
Total	$458,253

Credit Ratings(5):	Rating	Outlook
Moody’s	Ba1	Stable
S&P	BBB-	Stable
Fitch	BB+	Positive
________________________________
(1)Our debt covenant ratios and consolidated unencumbered EBITDA are computed in accordance with the terms of our senior unsecured notes, unsecured revolving credit facilities, and unsecured term loan, as applicable. The methodology used for these computations may differ significantly from similarly titled ratios and amounts of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.
(2)Total assets calculated as EBITDA capped at the following rates: 6.5% for office, 6.0% for retail, 8.0% for trade shows, and 6.5% for other asset types.
(3)Total assets include EBITDA capped at 7.0% per the terms of our senior unsecured notes covenants.
(4)Total assets calculated as the greater of (i) EBITDA capped at 7.0% and (ii) the depreciated book value of the asset.
(5)Credit ratings are provided for informational purposes only and are not a recommendation to buy or sell our securities.

CAPITAL STRUCTURE (unaudited)
(Amounts in thousands, except per share and per unit amounts)
Debt (contractual balances):			As of September 30, 2026
Consolidated debt(1):
Mortgages payable			$4,869,543
Senior unsecured notes			850,000
$850 Million unsecured term loan			850,000
$2.1 Billion unsecured revolving credit facilities			918,000
			7,487,543
Pro rata share of debt of non-consolidated entities			2,732,549
Less: Noncontrolling interests' share of consolidated debt (1290 Avenue of the Americas and 555 California Street)			(645,000)
			9,575,092	(A)

	Shares/Units	Liquidation Preference
Perpetual Preferred:
3.25% preferred units (D-17) (141,400 units @ $25.00 per unit)			3,535
5.40% Series L preferred shares	12,000	$25.00	300,000
5.25% Series M preferred shares	12,780	25.00	319,500
5.25% Series N preferred shares	12,000	25.00	300,000
4.45% Series O preferred shares	12,000	25.00	300,000
			1,223,035	(B)

	Converted Shares(2)	September 30, 2026 Common Share Price
Equity:
Common shares	186,958	$33.88	6,334,137
Redeemable Class A units and LTIP Unit awards	16,573	33.88	561,493
Convertible share equivalents:
Series D-13 preferred units	1,378	33.88	46,687
Series G-1 through G-4 preferred units	81	33.88	2,744
Series A preferred shares	14	33.88	474
	205,004		6,945,535	(C)
Total Market Capitalization (A+B+C)			$17,743,662
________________________________
(1)See the reconciliation on page xv of consolidated debt, net as presented on our consolidated balance sheets to consolidated contractual debt as of September 30, 2026.
(2)Excludes share-based equity awards that may be considered dilutive in the period. See page 6 for our weighted average units outstanding on a dilutive basis.

DEBT MATURITIES (CONTRACTUAL BALANCES) (unaudited)
(Amounts in thousands)

Consolidated Debt Maturity Schedule(1) as of September 30, 2026 (Excludes pro rata share of JV Debt)

Consolidated (100%):
Secured	$244,543	(2)	$880,000	$2,300,000	$—	$450,000	$995,000
Unsecured	—		—	—	—	—	2,618,000
Total consolidated debt (100%)	$244,543		$880,000	$2,300,000	$—	$450,000	$3,613,000
% of total consolidated debt	3.3%		11.8%	30.7%	—%	6.0%	48.2%
Debt maturities at share:
Consolidated debt (100%)	$244,543		$880,000	$2,300,000	$—	$450,000	$3,613,000
Pro rata share of debt of non-consolidated entities	335,875		124,113	898,502	205,097	628,808	540,154
Less: Noncontrolling interests' share of consolidated debt	—		—	(645,000)	—	—	—
Total debt at share	$580,418		$1,004,113	$2,553,502	$205,097	$1,078,808	$4,153,154
% of total debt at share	6.1%		10.5%	26.7%	2.1%	11.3%	43.3%
_______________________________
(1)Assumes the exercise of as-of-right extension options. Debt classified as fixed rate includes the effect of interest rate swap arrangements which may expire prior to debt maturity. See page 30 for information on interest rate swap arrangements.
(2)Includes the $244,543 888 Seventh Avenue non-recourse mortgage loan, which matured and was not repaid. The lenders declared an event of default and subsequently entered into a forbearance agreement with us. See page 5 for further information.

DEBT DETAIL CONSOLIDATED (unaudited)
(Amounts in thousands)
Property	Ownership %	Maturity Date(1)	Variable Rate Spread		Interest Rate(2)	Debt Balance (100%)	Debt Balance (at share)
Secured Debt:
888 Seventh Avenue	100.0%	(3)	S+180		5.48%	$244,543	$244,543
350 Park Avenue(4)	100.0%	01/27			4.00%	400,000	400,000
100 West 33rd Street	100.0%	06/27			5.26%	480,000	480,000
150 West 34th Street	100.0%	02/28	S+215		5.91%	75,000	75,000
435 Seventh Avenue	100.0%	04/28	S+210		5.86%	75,000	75,000
555 California Street	70.0%	05/28	S+230	(5)	5.73%	1,200,000	840,000
1290 Avenue of the Americas	70.0%	11/28	S+162	(5)	5.26%	950,000	665,000
PENN 11	100.0%	08/30			6.35%	450,000	450,000
One Park Avenue	100.0%	02/31	S+178	(5)	4.57%	525,000	525,000
909 Third Avenue	100.0%	04/31			3.23%	350,000	350,000
4 Union Square South	100.0%	09/35			5.64%	120,000	120,000
Total Secured Debt						4,869,543	4,224,543
Unsecured Debt:
$1.0 Billion revolving credit facility	100.0%	04/29	S+116	(6)	—%	—	—
$1.130 Billion revolving credit facility	100.0%	02/31	S+101	(5)(6)	4.18%	918,000	918,000
$850 Million unsecured term loan	100.0%	02/31	S+115	(5)(6)	4.23%	850,000	850,000
Senior unsecured notes due 2031	100.0%	06/31			3.40%	350,000	350,000
Senior unsecured notes due 2033	100.0%	02/33			5.75%	500,000	500,000
Total Unsecured Debt						2,618,000	2,618,000
Total Consolidated Debt						$7,487,543	$6,842,543
________________________________
(1)Assumes the exercise of as-of-right extension options.
(2)Represents the interest rate in effect as of period end based on the appropriate reference rate as of the contractual reset date plus contractual spread, adjusted for hedging instruments, as applicable. See page 30 for information on interest rate swap and interest rate cap arrangements.
(3)On March 9, 2026, we entered into a forbearance agreement with the lenders on the loan, which matured in December 2025 and was not repaid. See page 5 for details.
(4)On October 20, 2026 the mortgage loan was satisfied at closing of the 350 Park Avenue joint venture. See page 3 for details.
(5)Balance is partially hedged by interest rate swap arrangements. See page 30 for details.
(6)In April 2026, we qualified for a sustainability margin adjustment on our unsecured term loan and $1.130 billion revolving credit facility and re-qualified on our $1.0 billion revolving credit facility by achieving certain KPI metrics, which reduced our interest rate by 0.05% for our term loan and 0.04% for our credit facilities.

DEBT DETAIL UNCONSOLIDATED (unaudited)
(Amounts in thousands)
Property	Ownership %	Maturity Date(1)	Variable Rate Spread	Interest Rate(2)	Debt Balance (100%)	Debt Balance (at share)
825 Seventh Avenue office condominium	50.0%	10/26(3)	S+275	6.43%	$48,000	$24,000
85 Tenth Avenue	49.9%	12/26		4.55%	625,000	311,875
Wells Kinzie	50.0%	05/27		4.20%	17,883	8,941
Sunset Pier 94 Studios	49.9%	09/27	S+481	8.62%	169,771	84,716
The Alexander apartment tower	32.4%	11/27		2.63%	94,000	30,456
697-703 Fifth Avenue	44.8%	03/28	S+200	5.52%	354,558	158,791
61 Ninth Avenue	45.1%	06/28	S+300	6.76%	161,000	72,611
280 Park Avenue	50.0%	09/28		5.84%	1,075,000	537,500
731 Lexington Avenue office condominium	32.4%	10/28		5.04%	400,000	129,600
Rosslyn Plaza North(4)	50.4%	06/29	S+275	6.51%	10,000	5,041
640 Fifth Avenue	52.0%	07/29		7.47%	384,833	200,056
1535 Broadway	52.0%	05/30		6.90%	450,000	233,933
Independence Plaza	50.1%	06/30		5.84%	675,000	338,175
Rego Park shopping center	32.4%	12/30	S+200	5.90%	175,000	56,700
7 West 34th Street	53.0%	02/31		5.79%	250,000	132,500
Fashion Centre/Washington Tower	7.5%	04/31		5.70%	465,000	34,875
Park Avenue Plaza	49.0%	11/31		2.99%	575,000	281,750
330 West 34th Street ground lessor	34.8%	09/32		4.55%	100,000	34,825
731 Lexington Avenue retail condominium	32.4%	12/35		4.55%	173,470	56,204
Total Unconsolidated Debt					$6,203,515	$2,732,549
________________________________
(1)Assumes the exercise of as-of-right extension options.
(2)Represents the interest rate in effect as of period end based on the appropriate reference rate as of the contractual reset date plus contractual spread, adjusted for hedging instruments, as applicable. See page 30 for information on interest rate swap and interest rate cap arrangements.
(3)On October 26, 2026, the $48,000 non-recourse mortgage loan matured and was not repaid, resulting in a maturity default. See page 4 for additional details.
(4)On June 4, 2026, the joint venture completed a $10,000 refinancing of Rosslyn Plaza. The new loan matures in June 2029 and bears interest at SOFR plus 2.75%. The joint venture paid down by $15,000 the prior $25,000 loan that bore interest at SOFR plus 2.00% and was scheduled to mature in June 2026.

HEDGING INSTRUMENTS AS OF SEPTEMBER 30, 2026 (unaudited)
(Amounts in thousands)
	Debt Information				Swap / Cap Information
	Balance at Share		Maturity Date(1)	Variable Rate Spread	Notional Amount at Share		Expiration Date	All-In Swapped Rate

Interest Rate Swaps:
Consolidated:
555 California Street mortgage loan	$840,000		05/28	S+230	$840,000		05/28	5.56%
One Park Avenue mortgage loan	525,000		02/31	S+178	500,000		07/27	4.52%
Unsecured revolving credit facility	918,000	(2)	02/31	S+101	575,000		08/27	3.74%
Unsecured term loan	850,000	(3)	02/31	S+115
Through 10/26					750,000		10/26	4.12%
10/26 through 7/27					250,000		07/27	3.89%
7/27 through 8/27					50,000		08/27	3.89%
100 West 33rd Street mortgage loan	480,000		06/27	S+185	480,000		06/27	5.26%
1290 Avenue of the Americas mortgage loan	665,000		11/28	S+162	200,000		09/27	4.58%
Unconsolidated:
280 Park Avenue mortgage loan	537,500		09/28	S+178	537,500		09/28	5.84%
Interest Rate Caps:								Index Strike Rate
Consolidated:
Unsecured revolving credit facility (effective 10/26)	918,000	(2)	02/31	S+101	343,000		10/27	4.75%
Unsecured term loan (effective 10/26)	850,000	(3)	02/31	S+115	600,000		10/27	4.75%
1290 Avenue of the Americas mortgage loan	665,000		11/28	S+162	465,000		11/26	4.00%
One Park Avenue mortgage loan	525,000		02/31	S+178	25,000		02/28	5.20%
150 West 34th Street mortgage loan	75,000		02/28	S+215	75,000		02/27	5.00%
435 Seventh Avenue mortgage loan	75,000		04/28	S+210	75,000		04/27	4.00%
Unconsolidated:
Sunset Pier 94 Studios	84,716		09/27	S+481	84,716		09/27	4.00%
61 Ninth Avenue mortgage loan	72,611		06/28	S+300	72,611		06/27	4.25%
Rego Park shopping center mortgage loan	56,700		12/30	S+200	56,700		12/26	4.50%

Debt subject to interest rate swaps					$3,882,500
Variable rate debt subject to interest rate caps					854,027
Fixed rate debt per loan agreements					3,978,547
Variable rate debt not subject to interest rate swaps or caps					860,018	(4)
Total debt at share					$9,575,092
________________________________
(1)Assumes the exercise of as-of-right extension options.
(2)Represents the total $918,000 balance outstanding under our unsecured revolving credit facility, which is shown under both the interest rate swaps and interest rate caps, of which $575,000 is swapped and, effective October 2026, the remaining $343,000 is capped.
(3)Represents the total $850,000 balance of our unsecured term loan, which is shown under both the interest rate swaps and interest rate caps. Through October 2026, $750,000 is swapped and $100,000 is floating. Effective October 2026, $600,000 is capped through October 2027 and the remaining $250,000 is swapped, declining to $50,000 in July 2027 and expiring in August 2027.
(4)Our exposure to SOFR index increases is partially mitigated by an increase in interest income on our cash, cash equivalents and restricted cash.

TOP 30 TENANTS (unaudited)
(Amounts in thousands, except square feet)

Tenants	Square Footage At Share	Annualized Escalated Rents At Share(1)	% of Total Annualized Escalated Rents At Share
Meta Platforms, Inc.	704,879	$88,751	4.6%
Omnicom (formerly IPG and affiliates)	969,908	65,169	3.4%
New York University(2)	1,761,681	59,133	3.1%
Bloomberg L.P.	306,768	45,514	2.4%
Madison Square Garden & Affiliates	432,639	44,484	2.3%
Google/Motorola Mobility (guaranteed by Google)	759,446	41,592	2.2%
UMG Recordings, Inc.	336,700	35,411	1.8%
Apple Inc.	572,631	34,756	1.8%
Amazon (including its Whole Foods subsidiary)	312,694	33,235	1.7%
Neuberger Berman Group LLC	306,612	29,127	1.5%
Evercore	248,400	28,030	1.5%
WeWork	303,741	26,599	1.4%
LVMH Brands	63,002	24,450	1.3%
Verizon	203,322	23,539	1.2%
Swatch Group USA	7,513	22,409	1.2%
Victoria's Secret	33,156	21,788	1.1%
Bank of America	194,197	21,575	1.1%
PJT Partners Holdings	145,316	19,858	1.0%
PwC	241,196	19,539	1.0%
Macy's	181,698	19,534	1.0%
Morgan Stanley	171,003	14,757	0.8%
Kirkland & Ellis LLP	107,582	14,549	0.8%
Dick's Sporting Goods	131,420	14,241	0.7%
AMC Networks, Inc.	181,936	14,156	0.7%
Dodge & Cox	107,925	12,548	0.7%
The City of New York	232,010	12,517	0.7%
King & Spalding	122,859	12,044	0.6%
WSP USA	172,666	11,983	0.6%
Wells Fargo Group	101,578	11,447	0.6%
Major League Soccer LLC	125,013	11,251	0.6%
			43.4%
________________________________
(1)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rents at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space.
(2)Includes NYU’s master lease of 1,076,000 square feet at 770 Broadway. In addition to the $9,281 annual lease payments, which are included in annualized escalated rents above, NYU also made a $935,000 prepaid lease payment at lease commencement.

SQUARE FOOTAGE (unaudited)
(Square feet in thousands)
		At Vornado's Share
	At 100%		Under Development or Not Available for Lease	In Service
		Total		Office	Retail	Showroom	Other
Segment:
New York:
Office	20,758	18,019	968	16,868	—	183	—
Retail (includes retail properties that are in the base of our office properties)	2,291	1,919	257	—	1,662	—	—
Residential - 1,328 units	1,186	594	—	—	—	—	594
Alexander's (32.4% interest), including 312 residential units	2,106	682	—	308	291	—	83
	26,341	21,214	1,225	17,176	1,953	183	677

Other:
THE MART	3,695	3,693	—	2,123	84	1,239	247
555 California Street (70% interest)	1,823	1,275	—	1,240	35	—	—
Other	3,851	1,751	209	397	892	—	253
	9,369	6,719	209	3,760	1,011	1,239	500

Total square feet at September 30, 2026	35,710	27,933	1,434	20,936	2,964	1,422	1,177

Total square feet at June 30, 2026	35,718	27,950	1,434	20,937	2,970	1,422	1,187

	At 100%
Parking Garages (not included above):	Square Feet	Number of Garages	Number of Spaces
New York	1,635	9	4,685
THE MART	341	3	1,076
555 California Street	168	1	461
Rosslyn Plaza	411	4	1,094
Total at September 30, 2026	2,555	17	7,316

OCCUPANCY (unaudited)
	New York
	Total(1)	Office	Retail	THE MART	555 California Street
Occupancy rate at:
September 30, 2026	91.5%	93.0%	78.4%	79.5%	87.5%
June 30, 2026	90.8%	92.2%	77.8%	80.4%	87.5%
March 31, 2026	90.3%	91.6%	78.3%	80.0%	86.7%
December 31, 2025	90.0%	91.2%	79.4%	81.5%	88.9%
________________________________
(1)Total includes office, retail and residential. See Residential Statistics below.

RESIDENTIAL STATISTICS (unaudited)

		Vornado's Ownership Interest
	Number of Units	Number of Units	Occupancy Rate	Average Monthly Rent Per Unit
New York:
September 30, 2026	1,640	766	97.8%	$5,287
June 30, 2026	1,640	766	97.2%	5,197
March 31, 2026	1,640	766	96.5%	5,096
December 31, 2025	1,643	769	95.5%	5,051

GROUND LEASES (unaudited)
(Amounts in thousands, except square feet)

Property	Current Annual Rent at Share		Next Option Renewal Date	Fully Extended Lease Expiration	Rent Increases and Other Information
Consolidated:
New York:
The Farley Building (95% interest)	$4,750		None	2116	None.
PENN 1:
Land	15,000	(1)	2073	2098	Rent will reset to fair market value (“FMV”) in 2048. One additional 25-year renewal option at FMV.
Long Island Railroad Concourse Retail	1,379		2048	2098
Two 25-year renewal options. Base rent increases every 10 years, with the next rent increase in 2028, based on the increase in gross income reduced by the increase in real estate taxes and operating expenses. In addition, percentage rent is payable based on gross annual income above a specified threshold. Base and percentage rent are reduced by a rent credit calculated as a percentage of development costs funded by Vornado.

260 Eleventh Avenue	4,583		None	2114	Rent increases annually by the lesser of CPI or 1.5% compounded. We have a purchase option exercisable at a future date for $110,000 increased annually by the lesser of CPI or 1.5% compounded.
888 Seventh Avenue	3,350		2028	2067	Two 20-year renewal options at FMV.
330 West 34th Street - 65.2% ground leased	10,265		2051	2149	Two 30-year and one 39-year renewal option at FMV.
909 Third Avenue	1,600		2041	2063	One 22-year renewal option at current annual rent.
962 Third Avenue (the Annex building to 150 East 58th Street) - 50.0% ground leased	666		None	2118	Rent resets every 10 years to FMV.
Other:
Wayne Town Center	6,401		2035	2064	Two 10-year renewal options and one 9-year renewal option. Rent increases annually by the greater of CPI or 6%.
Annapolis	650		None	2042	Fixed rent increases to $750 per annum in 2032.
Unconsolidated:
Sunset Pier 94 Studios (49.9% interest)	449		2060	2110	Five 10-year renewal options. Fixed rent increases in 2028 and every five years thereafter. Beginning in September 2028, additional rent is payable in an amount equal to 6% of gross revenue less the base rent.
61 Ninth Avenue (45.1% interest)	3,890		None	2115	Rent increases every three years based on CPI, subject to a cap. In 2051, 2071 and 2096, rent resets based on the increase in the property's gross revenue net of real estate taxes, if greater than the CPI reset.
Flushing (Alexander's) (32.4% interest)	259		None	2037	Rent increases to $5,400 per annum in February 2027 per FMV reset.
________________________________
(1)On April 22, 2025, an arbitration panel (the “Panel”) appointed to determine the ground rent payable by Vornado’s subsidiary for the PENN 1 land parcel for the 25-year period beginning June 17, 2023 determined that the annual rent payable will be $15,000 or $20,220, depending on the outcome of litigation described below. On July 21, 2025, the ground lessor filed a motion in New York County Supreme Court to vacate the Panel’s ground rent determination. On October 31, 2025, the court granted the ground lessor’s motion. We believe the decision is without merit and are appealing the court’s decision. Further, litigation is currently pending between the parties in New York County Supreme Court regarding the existence of a sublease potentially affecting the value of the land parcel. The court denied our motion to dismiss that action and, in January 2026, the appellate court affirmed that decision. That sublease litigation is now continuing in front of the lower court. Under the Panel’s decision (assuming the aforementioned vacatur decision that we are appealing is reversed), if the fee owner prevails in a final judgment in that litigation, the annual rent for the 25-year term will be $20,220, retroactive to June 17, 2023.

PROPERTY MAP

Vornado's Two Concentrations

Plaza/Park Avenue District

PENN District

UPPER WEST SIDE
UPPER EAST SIDE
PLAZA/PARK AVENUE DISTRICT
MIDTOWN
TIMES SQUARE
GRAND CENTRAL
UNITED NATIONS
TIMES SQUARE SOUTH
MURRAY HILL
THE PENN DISTRICT
HUDSON YARDS
FLATIRON
GRAMERCY
CHELSEA
UNION SQUARE
GREENWICH VILLAGE
EAST VILLAGE
WEST VILLAGE
HUDSON SQUARE
SOHO
LOWER EAST SIDE
LITTLE ITALY
TRIBECA
CHINATOWN
CITY HALL
FINANCIAL DISTRICT

VORNADO

NEW YORK OFFICE
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)		Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK OFFICE:
PENN District:
PENN 1										Cisco, Hartford Fire Insurance, Stout Risius Ross*,
(ground leased through 2098)**										Empire Healthchoice Assurance, Inc., United Healthcare Services, Inc.,
										Siemens Mobility, WSP USA, Samsung, OnCloud*, Gusto, Inc*,
-Office	100.0%	96.2%	$95.23		2,238,000	2,238,000	—			Canaccord Genuity LLC, Roivant Sciences Inc.
-Retail	100.0%	58.3%	196.10		239,000	239,000	—			Starbucks, Blue Bottle Coffee Inc., Shake Shack
	100.0%	92.7%	101.14	$229,900	2,477,000	2,477,000	—	$—

PENN 2										Madison Square Garden, Major League Soccer LLC, Veeva Systems,
										UMG Recordings, Inc.*, Current, Capgemini*, Altana Technologies*,
-Office	100.0%	92.1%	107.98		1,759,000	1,759,000	—			Verizon, Pernod Ricard, FGS Global*, Dick’s Sporting Goods
-Retail	100.0%	62.9%	226.60		66,000	66,000	—			JPMorgan Chase
	100.0%	91.1%	110.93	184,000	1,825,000	1,825,000	—	575,000	(4)

The Farley Building (ground and building leased through 2116)**
-Office	95.0%	100.0%	120.55	88,000	733,000	733,000	—	—		Meta Platforms, Inc.

PENN 11
-Office	100.0%	94.7%	75.79		1,120,000	1,120,000	—			Apple Inc., Madison Square Garden, AMC Networks, Inc., Macy's
-Retail	100.0%	41.1%	237.79		39,000	39,000	—			PNC Bank National Association, Starbucks
	100.0%	92.5%	77.93	77,800	1,159,000	1,159,000	—	450,000

100 West 33rd Street
-Office	100.0%	87.4%	69.39		858,000	858,000	—			Omnicom (formerly IPG and affiliates)
-Retail	100.0%	—%	—		257,000	—	257,000
	100.0%	87.4%	69.39	52,600	1,115,000	858,000	257,000	480,000

330 West 34th Street
(65.2% ground leased through 2149)**
-Office	100.0%	94.9%	83.81		702,000	702,000	—			Structure Tone, Deutsch, Inc., HomeAdvisor, Inc., WeWork, Rippling*
-Retail	100.0%	85.5%	123.45		24,000	24,000	—			Starbucks
	100.0%	94.6%	84.79	56,300	726,000	726,000	—	100,000	(5)

7 West 34th Street
-Office	53.0%	100.0%	85.59		458,000	458,000	—			Amazon
-Retail	53.0%	89.6%	369.78		19,000	19,000	—			Amazon, Lindt
	53.0%	99.6%	96.39	44,800	477,000	477,000	—	250,000

PENN 15(6)	100.0%	—	—	—	—	—	—	—

Total PENN District				733,400	8,512,000	8,255,000	257,000	1,855,000

NEW YORK OFFICE
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)		Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property						Total Property	In Service	Under Development or Not Available for Lease
NEW YORK OFFICE (Continued):
Plaza District:
623 Fifth Avenue(7)
-Office	100.0%	—	$—		$—	383,000	—	383,000	$—

280 Park Avenue										Elliott Investment Management L.P., PJT Partners Holdings, GIC Inc.,
-Office	50.0%	99.3%	123.62			1,238,000	1,238,000	—		Wells Fargo, Investcorp International Inc., Sagard Capital Partners
-Retail	50.0%	100.0%	63.05			29,000	29,000	—		Starbucks, Fasano Restaurant
	50.0%	99.3%	122.26		152,800	1,267,000	1,267,000	—	1,075,000

350 Park Avenue (8)	100.0%	—	—		—	585,000	—	585,000	400,000

Park Avenue Plaza
-Office	49.0%	100.0%	100.52			1,167,000	1,167,000	—		Evercore, Morgan Stanley
-Retail	49.0%	61.9%	92.79			8,000	8,000	—		Duane Reade
	49.0%	99.7%	100.49		117,000	1,175,000	1,175,000	—	575,000

1290 Avenue of the Americas										Hachette Book Group Inc., Bryan Cave LLP, Neuberger Berman Group LLC,
										Cushman & Wakefield, Selendy Gay PLLC, Columbia University,
-Office	70.0%	97.3%	92.34			2,007,000	2,007,000	—		Fubotv Inc, LinkLaters, King & Spalding, Oaktree Capital
-Retail	70.0%	95.0%	202.51			90,000	90,000	—		Duane Reade, JPMorgan Chase Bank, Starbucks
	70.0%	97.2%	95.81		190,300	2,097,000	2,097,000	—	950,000

3 East 54th Street (6)	100.0%	—	—		—	—	—	—	—

57th Street Land (6)	50.0%	—	—		—	—	—	—	—

Total Plaza District					460,100	5,507,000	4,539,000	968,000	3,000,000

Midtown:
90 Park Avenue										Alston & Bird, PwC, MassMutual, Glencore,
-Office	100.0%	100.0%	87.00			939,000	939,000	—		Factset Research Systems Inc., Foley & Lardner
-Retail	100.0%	96.0%	176.80			17,000	17,000	—		Citibank, Starbucks
	100.0%	99.9%	88.47		81,600	956,000	956,000	—	—

909 Third Avenue
(ground leased through 2063)**										Omnicom (formerly IPG and affiliates), AbbVie Inc., United States Post Office
-Office	100.0%	68.0%	69.71	(9)	47,000	1,353,000	1,353,000	—	350,000	Morrison Cohen LLP, Alix Partners*

150 East 58th Street(10)
-Office	100.0%	76.3%	83.69			540,000	540,000	—		Castle Harlan, Tournesol Realty LLC (Peter Marino)
-Retail	100.0%	100.0%	95.02			3,000	3,000	—
	100.0%	76.4%	83.76		34,600	543,000	543,000	—	—

NEW YORK OFFICE
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK OFFICE (Continued):
Midtown (continued):
888 Seventh Avenue
(ground leased through 2067)**									Lone Star US Acquisitions LLC, Top-New York, Inc.,
-Office	100.0%	85.1%	$102.28		873,000	873,000	—		Vornado Executive Headquarters, United Talent Agency
-Retail	100.0%	12.1%	855.19		15,000	15,000	—
	100.0%	84.4%	103.24	$77,600	888,000	888,000	—	$244,543

50 West 57th Street
-Office	50.0%	100.0%	65.78		69,000	69,000	—
-Retail	50.0%	100.0%	103.96		10,000	10,000	—		Le Colonial*
	50.0%	100.0%	69.13	5,300	79,000	79,000	—	—

825 Seventh Avenue
-Office	50.0%	79.6%	43.99	5,800	169,000	169,000	—	48,000	Young Adult Institute Inc., New Alternatives for Children, Inc.

Total Midtown				251,900	3,988,000	3,988,000	—	642,543

Chelsea/Meatpacking District:
260 Eleventh Avenue
(ground leased through 2114)**
-Office	100.0%	100.0%	50.33	10,500	209,000	209,000	—	—	The City of New York

85 Tenth Avenue									Google, Telehouse International Corp.,
-Office	49.9%	89.9%	95.97		598,000	598,000	—		Clear Secure, Inc., Shopify
-Retail	49.9%	76.3%	96.01		43,000	43,000	—		Crane Club, Verde
	49.9%	89.1%	95.97	54,600	641,000	641,000	—	625,000

61 Ninth Avenue (2 buildings)
(ground leased through 2115)**
-Office	45.1%	100.0%	152.38		171,000	171,000	—		Aetna Life Insurance Company, Apple Inc.
-Retail	45.1%	100.0%	415.53		23,000	23,000	—		Starbucks
	45.1%	100.0%	169.68	35,400	194,000	194,000	—	161,000

Total Chelsea/Meatpacking District				100,500	1,044,000	1,044,000	—	786,000

Midtown South
770 Broadway
-Office	100.0%	100.0%	(11)	(11)	1,091,000	1,091,000	—		New York University
-Retail	100.0%	100.0%	71.82	6,200	92,000	92,000	—		Wegmans Food Markets
	100.0%	100.0%			1,183,000	1,183,000	—	—

One Park Avenue
									New York University, BMG Rights Management LLC,
-Office	100.0%	93.9%	74.07		867,000	867,000	—		Robert A.M. Stern Architect
-Retail	100.0%	95.6%	85.73		78,000	78,000	—		Bank of Baroda, Citibank, Equinox, Tous Les Jour*
	100.0%	94.0%	75.03	65,300	945,000	945,000	—	525,000
Total Midtown South				71,500	2,128,000	2,128,000	—	525,000

NEW YORK STREET RETAIL
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK STREET RETAIL:
PENN District:
PENN 1 East & West and South Concourse	100.0%	77.5%	$306.02	$16,000	73,000	73,000	—	$—	Bank of America, Roberta’s

The Farley Building (ground and building leased through 2116)**	95.0%	46.4%	327.37	13,800	113,000	113,000	—	—	Avra Prime, Duane Reade, Magnolia Bakery, Starbucks, Birch Coffee, H&H Bagels

435 Seventh Avenue	100.0%	100.0%	—	—	43,000	43,000	—	75,000

431 Seventh Avenue	100.0%	0.0%	—	—	9,000	9,000	—	—

138-142 West 32nd Street	100.0%	80.3%	138.31	500	8,000	8,000	—	—

150 West 34th Street	100.0%	100.0%	63.48	5,000	79,000	79,000	—	75,000	Primark

137 West 33rd Street	100.0%	100.0%	99.77	300	3,000	3,000	—	—	Celtic Rail

131-135 West 33rd Street	100.0%	100.0%	66.28	1,500	22,000	22,000	—	—	The Five Hats Club (BSE Global)

Other (4 buildings)	74.5%	53.5%	107.40	1,700	34,000	34,000	—	—

Total PENN District				38,800	384,000	384,000	—	150,000

Upper Fifth Avenue/Madison:
640 Fifth Avenue									Fidelity Investments, Abbott Capital Management,
-Office	52.0%	95.7%	108.19		247,000	247,000	—		The Klein Company, Rockefeller Capital
-Retail	52.0%	100.0%	1,150.68		69,000	69,000	—		Victoria's Secret, Dyson
	52.0%	96.3%	271.99	79,900	316,000	316,000	—	384,833

666 Fifth Avenue
-Retail	52.0%	100.0%	950.59	12,600	24,000	24,000	—	—	Abercrombie & Fitch, Warby Parker

689 Fifth Avenue
-Office	52.0%	100.0%	96.34		81,000	81,000	—		Brunello Cucinelli USA Inc., Yamaha Artist Services Inc.
-Retail	52.0%	100.0%	788.50		16,000	16,000	—		Canada Goose
	52.0%	100.0%	177.64	16,300	97,000	97,000	—	—

655 Fifth Avenue
-Retail	50.0%	100.0%	296.06	17,100	57,000	57,000	—	—	Ferragamo

697-703 Fifth Avenue
-Retail	44.8%	100.0%	2,758.20	44,500	27,000	27,000	—	354,558	Swatch Group USA, Harry Winston, Meta Platforms, Inc.

595 Madison Avenue									LVMH Moet Hennessy Louis Vuitton Inc.,
-Office	100.0%	84.5%	84.36		303,000	303,000	—		Albea Beauty Solutions, Aerin LLC
-Retail	100.0%	100.0%	768.09		30,000	30,000	—		Fendi, Berluti, Christofle Silver Inc.
	100.0%	85.5%	134.62	39,600	333,000	333,000	—	—

Total Upper Fifth Avenue/Madison				210,000	854,000	854,000	—	739,391

NEW YORK STREET RETAIL / RESIDENTIAL / DEVELOPMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK STREET RETAIL (Continued):
Times Square:
1540 Broadway
-Retail	52.0%	22.1%	$404.33	$14,200	161,000	161,000	—	$—	U.S. Polo, Disney, Pop Mart*

1535 Broadway
-Retail	52.0%	100.0%	1,103.58		45,000	45,000	—		T-Mobile, Swatch Group USA, Levi's, Sephora, Anita La Mamma Del Gelato
-Theatre	52.0%	100.0%	17.78		62,000	62,000	—		Nederlander-Marquis Theatre
	52.0%	100.0%	425.71	42,100	107,000	107,000	—	450,000

Total Times Square				56,300	268,000	268,000	—	450,000

Midtown South:
4 Union Square South
-Retail	100.0%	100.0%	143.30	29,300	204,000	204,000	—	120,000	Burlington, Whole Foods Market, DSW, Sephora

Midtown:
715 Lexington Avenue	100.0%	78.5%	207.92	3,600	22,000	22,000	—	—	Casper, Santander Bank, Blu Dot

966 Third Avenue	100.0%	100.0%	112.60	800	7,000	7,000	—	—	McDonald's

968 Third Avenue	50.0%	100.0%	200.04	1,300	7,000	7,000	—	—	Wells Fargo

825 Seventh Avenue	100.0%	100.0%	151.13	600	4,000	4,000	—	—	Venchi

Total Midtown				6,300	40,000	40,000	—	—

Upper East Side:
1131 Third Avenue	100.0%	90.5%	203.01	4,200	23,000	23,000	—	—	Crunch LLC, J.Jill
Chelsea/Meatpacking District:
537 West 26th Street	100.0%	100.0%	138.26	2,300	17,000	17,000	—	—
Tribeca:
339 Greenwich Street	100.0%	100.0%	156.47	800	9,000	9,000	—	—	Paper Moon
NEW YORK RESIDENTIAL:
Tribeca:
Independence Plaza
-Residential (1,328 units)	50.1%	97.8%			1,186,000	1,186,000	—
-Retail	50.1%	69.1%	99.91	4,700	71,000	71,000	—		Duane Reade, Tompkins Square Bagels

Total Tribeca - Residential				4,700	1,257,000	1,257,000	—	675,000

PENN District:
34th and Eighth Avenue land(6)	100.0%	—	—	—	—	—	—	—

METRICS BY SPACE TYPE
New York Office:

Total		93.6%	$93.94	$1,578,700	20,758,000	19,790,000	968,000	$6,808,543

Vornado's Ownership Interest		93.0%	$92.24	$1,316,400	18,019,000	17,051,000	968,000	$5,084,604

New York Retail:

Total		77.5%	$272.63	$391,000	2,291,000	2,034,000	257,000	$1,459,391

Vornado's Ownership Interest		78.4%	$232.41	$275,700	1,919,000	1,662,000	257,000	$862,780

New York Residential:

Total		97.9%			1,186,000	1,186,000	—	$675,000

Vornado's Ownership Interest		97.8%			594,000	594,000	—	$338,175

NEW YORK SEGMENT - ALEXANDER’S
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
ALEXANDER'S, INC.:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$149.39		952,000	952,000	—	$400,000	Bloomberg L.P.
-Retail	32.4%	23.6%	295.64		128,000	128,000	—	173,470	Hutong, Capital One
	32.4%	91.3%	153.69	$149,300	1,080,000	1,080,000	—	573,470

Rego Park Shopping Center
Queens (6.6 acres)	32.4%	99.0%	67.45	39,500	604,000	604,000	—	175,000	Costco, Target*, TJ Maxx, Best Buy, Marshalls, DSW, Burlington

Flushing, Queens (1.0 acre ground leased through 2037)	32.4%	100.0%	34.78	5,800	167,000	167,000	—	—	New World Mall LLC

The Alexander Apartment Tower,
Rego Park, Queens, NY
-Residential (312 units)	32.4%	98.1%			255,000	255,000	—	94,000

Total Alexander's	32.4%	94.6%	112.79	194,600	2,106,000	2,106,000	—	842,470

Total New York		92.1%	$102.82	$2,164,300	26,341,000	25,116,000	1,225,000	$9,785,404

Vornado's Ownership Interest		91.5%	$97.04	$1,695,700	21,214,000	19,989,000	1,225,000	$6,558,519
________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot and average occupancy percentage for office properties excludes garages and de minimis amounts of storage space. Weighted average escalated annual rent per square foot for retail excludes non-selling space.
(2)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rent at share includes leases signed but not yet commenced in place of current tenants or vacancy in the same space. Includes rent from storage and other non-selling space and excludes rent from residential units.
(3)Represents contractual debt obligations.
(4)Secured amount outstanding on revolving credit facilities.
(5)Amount represents debt on land which is owned 34.8% by Vornado.
(6)Property to be developed.
(7)Property currently under development. See page 21 for details.
(8)Property currently under development. On October 20, 2026 the property was contributed to a joint venture. See page 3 for details.
(9)Excludes US Post Office lease for 492,000 square feet.
(10)Includes 962 Third Avenue (the Annex building to 150 East 58th Street) 50.0% ground leased through 2118**.
(11)Master leased to NYU for a 70-year term, square feet includes storage space.

3

OTHER
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
THE MART:
THE MART, Chicago
									Motorola Mobility (guaranteed by Google), Allscripts Healthcare,
									AAR Corp*, The Chartis Group LLC, Paypal, Inc., ConAgra Foods Inc.,
									Avant LLC, Clear Channel Outdoor LLC, Omnicom (formerly IPG and affiliates),
									Government Employees Insurance Company, Medline Industries, Inc,
-Office	100.0%	90.1%	$48.16	$93,500	2,123,000	2,123,000	—		Innovation Development Institute, Inc., Allstate Insurance Company
-Showroom/Trade show	100.0%	64.6%	57.42	54,000	1,486,000	1,486,000	—		Holly Hunt Ltd., Baker Interiors Group, Ltd.
-Retail	100.0%	77.2%	49.20	2,900	82,000	82,000	—
	100.0%	79.5%	51.19	150,400	3,691,000	3,691,000	—	$—

Other (1 property)	50.0%	100.0%	73.79	300	4,000	4,000	—	17,883
Total THE MART, Chicago				150,700	3,695,000	3,695,000	—	17,883

Property to be Developed:
527 West Kinzie, Chicago	100.0%	—	—	—	—	—	—	—

Total THE MART		79.5%	$51.22	$150,700	3,695,000	3,695,000	—	$17,883

Vornado's Ownership Interest		79.5%	$51.20	$150,600	3,693,000	3,693,000	—	$8,941

555 California Street:
555 California Street	70.0%	88.9%	$111.59	$147,200	1,512,000	1,512,000	—	$1,200,000	Bank of America, N.A., Dodge & Cox, Goldman Sachs & Co.,
									Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
									McKinsey & Company Inc., UBS Financial Services,
									KKR Financial, Microsoft Corporation

315 Montgomery Street	70.0%	74.2%	79.82	13,600	235,000	235,000	—	—	Bank of America, N.A., Ripple Labs Inc., Blue Shield, Pacific Workplaces

345 Montgomery Street	70.0%	100.0%	57.18	4,300	76,000	76,000	—	—	Wharton School of the University of Pennsylvania*

Total 555 California Street		87.5%	$105.50	$165,100	1,823,000	1,823,000	—	$1,200,000

Vornado's Ownership Interest		87.5%	$105.50	$115,600	1,275,000	1,275,000	—	$840,000

________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent and garages.
(2)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rent at share includes leases signed but not yet commenced in place of current tenants or vacancy in the same space. Includes rent from storage and other non-selling space and excludes rent from residential units.
(3)Represents the contractual debt obligations.

OTHER
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)		Major Tenants
Property					Total Property		Under Development or Not Available for Lease
						In Service
OTHER:
Virginia:
Rosslyn Plaza
-Office - 4 buildings	46.2%	29.4%	$56.07		736,000	274,000	462,000			Nathan Associates
-Residential - 2 buildings (197 units)	43.7%	98.5%			253,000	253,000	—
	45.6%			$4,600	989,000	527,000	462,000	$10,000

Fashion Centre Mall / Washington Tower
-Office	7.5%	75.0%	48.00		170,000	170,000	—	43,000		The Rand Corporation
-Retail	7.5%	98.6%	38.77		868,000	868,000	—	422,000		Macy's, Nordstrom
	7.5%	94.7%	39.97	50,500	1,038,000	1,038,000	—	465,000

New Jersey:
Wayne Town Center, Wayne (ground leased through 2064)**	100.0%	100.0%	31.19	13,900	690,000	690,000	—	—		Costco, Dick's Sporting Goods, Nordstrom Rack, UFC FIT

Atlantic City (11.3 acres ground leased through 2070 to VICI Properties for a portion of the Borgata Hotel and Casino complex)	100.0%	100.0%	—	8,100	—	—	—	—		VICI Properties (ground lessee)

Paramus
-Office	100.0%	69.8%	26.88	2,300	129,000	129,000	—	—		Vornado's Administrative Headquarters

Maryland:
Annapolis (ground and building leased through 2042)**	100.0%	100.0%	11.70	1,500	128,000	128,000	—	—		The Home Depot

New York:
650 Madison Avenue										Sotheby's International Realty, Inc., BC Partners Inc.,
-Office	22.2%	60.3%	116.77		563,000	563,000	—			Polo Ralph Lauren, Willett Advisors LLC (Bloomberg Philanthropies)
-Retail	22.2%	95.7%	1,096.36		38,000	38,000	—			Moncler USA Inc., Tod's, Celine, Balmain
	22.2%	61.8%	180.29	64,300	601,000	601,000	—	—	(4)

Sunset Pier 94 Studios (ground and building leased through 2110)**
‘-Studio	49.9%	92.0%			266,000	266,000	—	169,771		Various tenants

40 East 66th Street
‘-Residential	100.0%	100.0%		—	10,000	10,000	—	—

Total Other		84.2%	$56.04	$145,200	3,851,000	3,389,000	462,000	$644,771

Vornado's Ownership Interest		86.4%	$59.14	$46,000	1,751,000	1,542,000	209,000	$124,632
____________________________________________________________________________________
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent, garages and residential.
(2)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rent at share includes leases signed but not yet commenced in place of current tenants or vacancy in the same space. Includes rent from storage and other non-selling space and excludes rent from residential units.
(3)Represents the contractual debt obligations.
(4)Excludes our 22.2% pro rata share of the $800,000 650 Madison non-recourse mortgage loan. Our investment was written down to zero and we no longer record our share of net income (loss) from this investment.

INVESTOR INFORMATION

Corporate Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
Michael J. Franco	President and Chief Financial Officer
Glen J. Weiss	Executive Vice President - Office Leasing - Co-Head of Real Estate
Barry S. Langer	Executive Vice President - Development - Co-Head of Real Estate
Haim Chera	Executive Vice President - Head of Retail
Thomas J. Sanelli	Executive Vice President - Finance and Chief Administrative Officer

RESEARCH COVERAGE

Jeff Spector/Jana Galan	Steve Sakwa	Vikram Malhotra
Bank of America/BofA Securities	Evercore ISI	Mizuho Securities (USA) Inc.
646-855-1363/646-855-3081	212-446-9462	212-282-3827

Brendan Lynch	Caitlin Burrows	Ronald Kamdem
Barclays Capital	Goldman Sachs	Morgan Stanley
212-526-9428	212-902-4736	212-296-8319

John P. Kim	Dylan Burzinski	Alexander Goldfarb
BMO Capital Markets	Green Street Advisors	Piper Sandler
212-885-4115	949-640-8780	212-466-7937

Nicholas Joseph/Seth Bergey	Anthony Paolone	Nicholas Yulico
Citi	JP Morgan	Scotia Capital (USA) Inc
212-816-1909/212-816-2066	212-622-6682	212-225-6904

Floris van Dijkum	Mark Streeter/Ian Snyder	Michael Lewis
Ladenburg Thalmann	JP Morgan Fixed Income	Truist Securities
212-409-2075	212-834-5086/212-834-3798	212-319-5659

Research Coverage - is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

APPENDIX
DEFINITIONS AND NON-GAAP RECONCILIATIONS

FINANCIAL SUPPLEMENT DEFINITIONS
The financial supplement includes various non-GAAP financial measures. Descriptions of these non-GAAP measures are provided below. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are provided on the following pages.
Net Operating Income ("NOI") at Share and NOI at Share - Cash Basis - NOI at share represents total revenues less operating expenses including our share of partially owned entities. NOI at share - cash basis represents NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, accruals for ground rent resets yet to be determined, and other non-cash adjustments. We consider NOI at share to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI at share - cash basis, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI at share and NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Same Store NOI at Share and Same Store NOI at Share - Cash Basis - Same store NOI at share represents NOI at share from operations which are in service in both the current and prior year reporting periods. Same store NOI at share - cash basis is same store NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, accruals for ground rent resets yet to be determined, and other non-cash adjustments. We use these non-GAAP measures to (i) facilitate meaningful comparisons of the operational performance of our properties and segments, (ii) make decisions on whether to buy, sell or refinance properties, and (iii) compare the performance of our properties and segments to those of our peers. Same store NOI at share and same store NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Funds From Operations ("FFO") - FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of certain real estate assets, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, depreciation and amortization expense from real estate assets and other specified items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because they exclude the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure. FFO may not be comparable to similarly titled measures employed by other companies.
Funds Available For Distribution ("FAD") - FAD is defined as FFO less (i) cash basis recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre") - EBITDAre (i.e., EBITDA for real estate companies) is a non-GAAP financial measure established by NAREIT, which may not be comparable to EBITDA reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition. NAREIT defines EBITDAre as GAAP net income or loss, plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property including losses and gains on change of control, plus impairment write-downs of depreciated property and of investments in unconsolidated entities caused by a decrease in value of depreciated property in the joint venture, plus adjustments to reflect the entity's share of EBITDA of unconsolidated entities. The Company has included EBITDAre because it is a performance measure used by other REITs and therefore may provide useful information to investors in comparing Vornado's performance to that of other REITs.
Net Debt to EBITDAre, as adjusted - Net debt to EBITDAre, as adjusted represents the ratio of net debt to annualized EBITDAre, as adjusted. Net debt is calculated as (i) the Company’s consolidated debt less noncontrolling interests’ share of consolidated debt plus the Company’s pro rata share of debt of unconsolidated entities less (ii) the Company’s consolidated cash and cash equivalents, cash held in escrow and investments in U.S. Treasury bills less noncontrolling interests’ share of these amounts, plus the Company’s pro rata share of these amounts for unconsolidated entities. Cash held in escrow represents cash escrowed under loan agreements including for debt service, real estate taxes, property insurance, and capital improvements, and the Company is not able to direct the use of this cash. The availability of cash and cash equivalents for use in debt reduction cannot be assumed, as the Company may use its cash and cash equivalents for other purposes. Further, the Company may not be able to direct the use of its pro rata share of cash and cash equivalents of unconsolidated entities. The Company discloses net debt to EBITDAre, as adjusted because management believes it is useful to investors as a supplemental measure in evaluating the Company’s balance sheet leverage. Net debt to EBITDAre, as adjusted may not be comparable to similarly titled measures employed by other companies.
- i -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended
	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Reconciliation of net (loss) income attributable to common shareholders to FFO attributable to common shareholders plus assumed conversions (non-GAAP):
Net (loss) income attributable to common shareholders	$(47,138)	$16,434	$(22,842)	$601	$11,589
Per diluted share	$(0.25)	$0.08	$(0.12)	$—	$0.06

FFO adjustments:
Depreciation and amortization of real property	$155,709	$157,776	$105,386	$100,098	$103,617
Change in fair value of marketable securities	—	—	—	(198)	(1,719)
Net gains on sale of real estate	—	—	—	(300)	—
Our share of partially owned entities:
Depreciation and amortization of real property	31,900	25,274	23,788	22,933	23,302
Net gains on sale of real estate	(3,500)	(44,930)	—	(225)	(11,002)
FFO adjustments, net	184,109	138,120	129,174	122,308	114,198
Impact of assumed conversion of dilutive convertible securities	319	383	309	219	385
Noncontrolling interests' share of above adjustments on a dilutive basis	(14,644)	(10,859)	(10,378)	(10,201)	(8,800)
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	122,646	144,078	96,263	112,927	117,372
Add back of FFO allocated to noncontrolling interests of the Operating Partnership	10,444	12,320	8,330	10,254	9,807
FFO attributable to Class A unitholders (non-GAAP)	$133,090	$156,398	$104,593	$123,181	$127,179
FFO per diluted share (non-GAAP)	$0.62	$0.74	$0.49	$0.56	$0.58

- ii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended
	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$122,646	$144,078	$96,263	$112,927	$117,372
Per diluted share (non-GAAP)	$0.62	$0.74	$0.49	$0.56	$0.58

Certain expense (income) items that impact FFO attributable to common shareholders plus assumed conversions:
Deferred tax liability on our investment in the Farley Building (held through a taxable REIT subsidiary)	$2,066	$2,679	$2,984	$3,048	$3,586
606 Broadway debt extinguishment gain, net of noncontrolling interests	—	(16,141)	—	—	—
After-tax net gain on sale of 220 Central Park South ("220 CPS") condominium units and ancillary amenities	—	—	—	(5,910)	—
Gain on sale of Canal Street residential condominium units	—	—	—	(3,574)	—
Other	2,285	(656)	4,453	4,241	(6,661)
	4,351	(14,118)	7,437	(2,195)	(3,075)
Noncontrolling interests' share of above adjustments on a dilutive basis	(341)	1,113	(591)	141	238
Total of certain expense (income) items that impact FFO attributable to common shareholders plus assumed conversions, net	$4,010	$(13,005)	$6,846	$(2,054)	$(2,837)

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$126,656	$131,073	$103,109	$110,873	$114,535
Per diluted share (non-GAAP)	$0.65	$0.67	$0.52	$0.55	$0.57

- iii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FAD (unaudited)
(Amounts in thousands)
		For the Three Months Ended
		September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025		September 30, 2025
FFO attributable to common shareholders, plus assumed conversions	(A)	$122,646	$144,078	$96,263	$112,927		$117,372

Adjustments to arrive at FAD (at Vornado's share):
Certain items that impact FAD		3,616	1,288	6,702	(3,325)		(3,320)
Recurring tenant improvements, leasing commissions and other capital expenditures		(47,145)	(33,109)	(45,225)	(61,186)		(52,376)
Stock-based compensation expense		4,524	7,804	5,655	6,365		5,573
Amortization of debt issuance costs and other non-cash interest expense		6,525	6,642	6,681	8,145		10,242
Gain on debt extinguishment		—	(16,141)	—	—		—
Personal property depreciation		2,341	2,347	2,050	2,349		2,239
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other		(44,395)	(40,881)	(31,066)	(30,858)		(30,746)
Noncontrolling interests in the Operating Partnership's share of above adjustments		6,097	5,886	4,543	6,273		5,634
FAD adjustments, net	(B)	(68,437)	(66,164)	(50,660)	(72,237)		(62,754)

FAD (non-GAAP)	(A+B)	$54,209	$77,914	$45,603	$40,690		$54,618

FAD payout ratio(1)		N/A	N/A	N/A	97.4%	(2)	N/A
________________________________
(1)For 2026, we anticipate continuing our common share dividend policy of paying one common share dividend in December, subject to approval by our Board of Trustees.
(2)FAD payout ratios are calculated based on full year results.

- iv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET (LOSS) INCOME TO EBITDAre (unaudited) TO EBITDAre, AS ADJUSTED (unaudited)
(Amounts in thousands)

	For the Three Months Ended
	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Reconciliation of net (loss) income to EBITDAre (non-GAAP):
Net (loss) income	$(45,964)	$39,196	$(22,026)	$4,914	$19,239
Less net loss (income) attributable to noncontrolling interests in consolidated subsidiaries	10,180	(5,748)	12,690	11,296	8,912
Net (loss) income attributable to the Operating Partnership	(35,784)	33,448	(9,336)	16,210	28,151
EBITDAre adjustments at share:
Depreciation and amortization expense	189,950	185,397	131,224	125,379	129,158
Interest and debt expense	123,661	118,706	116,219	113,183	112,624
Income tax expense (benefit)	4,517	3,439	7,262	8,837	(5,233)
Gain on debt extinguishment	—	(16,141)	—	—	—
Net gains on sale of real estate	(3,500)	(44,930)	—	(525)	(11,002)
EBITDAre at share	278,844	279,919	245,369	263,084	253,698
EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	10,575	12,330	9,115	11,192	14,046
EBITDAre (non-GAAP)	289,419	292,249	254,484	274,276	267,744

EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	(10,575)	(12,330)	(9,115)	(11,192)	(14,046)

Certain expense (income) items that impact EBITDAre:
Gain on sale of 220 CPS condominium units and ancillary amenities	—	—	—	(7,377)	—
Gain on sale of Canal Street residential condominium units	—	—	—	(3,574)	—
Other	678	(468)	2,429	2,672	60
Total of certain expense (income) items that impact EBITDAre	678	(468)	2,429	(8,279)	60

EBITDAre, as adjusted (non-GAAP)	$279,522	$279,451	$247,798	$254,805	$253,758

- v -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET (LOSS) INCOME TO EBITDAre (unaudited) TO EBITDAre, AS ADJUSTED (unaudited)
(Amounts in thousands)

	For the Trailing Twelve Months Ended	For the Year Ended December 31,
	September 30, 2026	2025	2024	2023
Reconciliation of net (loss) income to EBITDAre (non-GAAP):
Net (loss) income	$(23,880)	$937,204	$20,116	$32,888
Less net loss attributable to noncontrolling interests in consolidated subsidiaries	28,418	41,622	51,131	75,967
Net income attributable to the Operating Partnership	4,538	978,826	71,247	108,855
EBITDAre adjustments at share:
Depreciation and amortization expense	631,950	513,658	507,210	499,357
Interest and debt expense	471,769	458,869	458,100	458,400
Income tax expense	24,055	15,313	23,445	30,465
Real estate impairment losses	—	542	—	73,289
Gain on debt extinguishment	(16,141)	—	—	—
Gain on sales-type lease	—	(803,248)	—	—
Net gains on sale of real estate	(48,955)	(91,062)	(873)	(72,955)
EBITDAre at share	1,067,216	1,072,898	1,059,129	1,097,411
EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	43,212	47,853	42,125	39,405
EBITDAre (non-GAAP)	1,110,428	1,120,751	1,101,254	1,136,816

EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	(43,212)	(47,853)	(42,125)	(39,405)

Certain (income) expense items that impact EBITDAre:
Gain on sale of 220 CPS condominium units and ancillary amenities	(7,377)	(20,953)	(15,175)	(14,127)
Gain on sale of Canal Street residential condominium units	(3,574)	(13,911)	—	—
Other	5,311	1,809	5,366	(1,952)
Total of certain (income) expense items that impact EBITDAre	(5,640)	(33,055)	(9,809)	(16,079)

EBITDAre, as adjusted (non-GAAP)	$1,061,576	$1,039,843	$1,049,320	$1,081,332

- vi -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET (LOSS) INCOME TO NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2026
	2026	2025		2026	2025
Net (loss) income	$(45,964)	$19,239	$39,196	$(28,794)	$932,290
Depreciation and amortization expense	169,045	117,122	171,228	458,801	348,851
General and administrative expense	34,705	37,490	39,100	116,050	116,065
Transaction related costs and other	393	3,563	173	1,328	4,327
Income from partially owned entities	(23,318)	(21,940)	(63,195)	(99,335)	(135,588)
Interest and other investment income, net	(5,107)	(22,413)	(8,989)	(23,423)	(41,730)
Interest and debt expense	88,714	84,459	89,582	267,502	268,204
Gain on debt extinguishment	—	—	(32,073)	(32,073)	—
Gain on sales-type lease	—	—	—	—	(803,248)
Net gains on disposition of wholly owned and partially owned assets	—	—	—	—	(24,039)
Income tax expense (benefit)	3,668	(5,589)	3,571	13,147	5,727
NOI from partially owned entities	88,808	64,884	76,638	233,754	198,222
NOI attributable to noncontrolling interests in consolidated subsidiaries	(10,890)	(10,139)	(11,167)	(30,716)	(31,442)
NOI at share	300,054	266,676	304,064	876,241	837,639
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(44,395)	(30,746)	(40,881)	(116,342)	(100,619)
NOI at share - cash basis	$255,659	$235,930	$263,183	$759,899	$737,020
- vii -

NON-GAAP RECONCILIATIONS COMPONENTS OF NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended September 30,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025
New York	$380,212	$365,654	$(200,057)	$(197,119)	$180,155	$168,535	$(19,078)	$(21,774)	$161,077	$146,761
Other	87,445	88,046	(45,464)	(44,650)	41,981	43,396	(3,772)	(1,264)	38,209	42,132
Noncontrolling interests' share in consolidated subsidiaries	(54,263)	(52,553)	43,373	42,414	(10,890)	(10,139)	(958)	(2,483)	(11,848)	(12,622)
Our share of partially owned entities	148,082	113,541	(59,274)	(48,657)	88,808	64,884	(20,587)	(5,225)	68,221	59,659
Vornado's share	$561,476	$514,688	$(261,422)	$(248,012)	$300,054	$266,676	$(44,395)	$(30,746)	$255,659	$235,930

	For the Three Months Ended June 30, 2026
	Total Revenues	Operating Expenses	NOI	Non-cash Adjustments(1)	NOI - cash basis
New York	$380,316	$(194,620)	$185,696	$(17,659)	$168,037
Other	81,926	(29,029)	52,897	(6,921)	45,976
Noncontrolling interests' share in consolidated subsidiaries	(53,771)	42,604	(11,167)	(41)	(11,208)
Our share of partially owned entities	129,275	(52,637)	76,638	(16,260)	60,378
Vornado's share	$537,746	$(233,682)	$304,064	$(40,881)	$263,183

	For the Nine Months Ended September 30,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2026	2025	2026	2025	2026	2025	2026	2025	2026	2025
New York	$1,138,014	$1,096,722	$(598,105)	$(566,649)	$539,909	$530,073	$(55,903)	$(79,690)	$484,006	$450,383
Other	250,990	259,994	(117,696)	(119,208)	133,294	140,786	(15,975)	3,233	117,319	144,019
Noncontrolling interests' share in consolidated subsidiaries	(160,462)	(157,403)	129,746	125,961	(30,716)	(31,442)	(2,091)	(11,083)	(32,807)	(42,525)
Our share of partially owned entities	394,956	344,725	(161,202)	(146,503)	233,754	198,222	(42,373)	(13,079)	191,381	185,143
Vornado's share	$1,623,498	$1,544,038	$(747,257)	$(706,399)	$876,241	$837,639	$(116,342)	$(100,619)	$759,899	$737,020
________________________________
(1)Includes adjustments for straight-line rents, amortization of acquired below-market leases, net and other.
- viii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2026 COMPARED TO SEPTEMBER 30, 2025 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share for the three months ended September 30, 2026	$300,054	$260,620	$13,948	$15,831	$9,655
Less NOI at share from:
Acquisitions	(12,011)	(12,011)	—	—	—
Dispositions	69	102	(33)	—	—
Development properties	(3,120)	(3,120)	—	—	—
Other non-same store income, net	(18,121)	(8,356)	(110)	—	(9,655)
Same store NOI at share for the three months ended September 30, 2026	$266,871	$237,235	$13,805	$15,831	$—

NOI at share for the three months ended September 30, 2025	$266,676	$228,142	$13,275	$17,293	$7,966
Less NOI at share from:
Dispositions	57	56	1	—	—
Development properties	(12,595)	(12,595)	—	—	—
Other non-same store income, net	(9,245)	(368)	—	(911)	(7,966)
Same store NOI at share for the three months ended September 30, 2025	$244,893	$215,235	$13,276	$16,382	$—

Increase (decrease) in same store NOI at share	$21,978	$22,000	$529	$(551)	$—

% increase (decrease) in same store NOI at share	9.0%	10.2%	4.0%	(3.4)%	—%
- ix -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2026 COMPARED TO SEPTEMBER 30, 2025 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share - cash basis for the three months ended September 30, 2026	$255,659	$217,998	$15,571	$12,112	$9,978
Less NOI at share - cash basis from:
Acquisitions	(6,780)	(6,780)	—	—	—
Dispositions	69	102	(33)	—	—
Development properties	(3,895)	(3,895)	—	—	—
Other non-same store income, net	(24,656)	(14,568)	(110)	—	(9,978)
Same store NOI at share - cash basis for the three months ended September 30, 2026	$220,397	$192,857	$15,428	$12,112	$—

NOI at share - cash basis for the three months ended September 30, 2025	$235,930	$198,418	$13,267	$16,455	$7,790
Less NOI at share - cash basis from:
Dispositions	(214)	(215)	1	—	—
Development properties	(12,244)	(12,244)	—	—	—
Other non-same store income, net	(9,926)	(2,136)	—	—	(7,790)
Same store NOI at share - cash basis for the three months ended September 30, 2025	$213,546	$183,823	$13,268	$16,455	$—

Increase (decrease) in same store NOI at share - cash basis	$6,851	$9,034	$2,160	$(4,343)	$—

% increase (decrease) in same store NOI at share - cash basis	3.2%	4.9%	16.3%	(26.4)%	—%
- x -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2026 COMPARED TO SEPTEMBER 30, 2025 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share for the nine months ended September 30, 2026	$876,241	$748,867	$57,137	$44,332	$25,905
Less NOI at share from:
Acquisitions	(14,543)	(14,543)	—	—	—
Dispositions	1,178	1,210	(32)	—	—
Development properties	(8,841)	(8,841)	—	—	—
Other non-same store income, net	(51,669)	(25,654)	(110)	—	(25,905)
Same store NOI at share for the nine months ended September 30, 2026	$802,366	$701,039	$56,995	$44,332	$—

NOI at share for the nine months ended September 30, 2025	$837,639	$711,067	$54,388	$53,822	$18,362
Less NOI at share from:
Dispositions	(2,283)	(2,042)	(241)	—	—
Development properties	(36,219)	(36,219)	—	—	—
Other non-same store income, net	(58,980)	(37,884)	—	(2,734)	(18,362)
Same store NOI at share for the nine months ended September 30, 2025	$740,157	$634,922	$54,147	$51,088	$—

Increase (decrease) in same store NOI at share	$62,209	$66,117	$2,848	$(6,756)	$—

% increase (decrease) in same store NOI at share	8.4%	10.4%	5.3%	(13.2)%	—%
- xi -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2026 COMPARED TO SEPTEMBER 30, 2025 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share - cash basis for the nine months ended September 30, 2026	$759,899	$641,484	$62,069	$29,933	$26,413
Less NOI at share - cash basis from:
Acquisitions	(8,145)	(8,145)	—	—	—
Dispositions	1,178	1,210	(32)	—	—
Development properties	(7,156)	(7,156)	—	—	—
Other non-same store income, net	(70,900)	(44,377)	(110)	—	(26,413)
Same store NOI at share - cash basis for the nine months ended September 30, 2026	$674,876	$583,016	$61,927	$29,933	$—

NOI at share - cash basis for the nine months ended September 30, 2025	$737,020	$608,105	$56,042	$55,276	$17,597
Less NOI at share - cash basis from:
Dispositions	(2,742)	(2,499)	(243)	—	—
Development properties	(35,625)	(35,625)	—	—	—
Other non-same store income, net	(34,294)	(13,437)	—	(3,260)	(17,597)
Same store NOI at share - cash basis for the nine months ended September 30, 2025	$664,359	$556,544	$55,799	$52,016	$—

Increase (decrease) in same store NOI at share - cash basis	$10,517	$26,472	$6,128	$(22,083)	$—

% increase (decrease) in same store NOI at share - cash basis	1.6%	4.8%	11.0%	(42.5)%	—%
- xii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2026 COMPARED TO JUNE 30, 2026 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share for the three months ended September 30, 2026	$300,054	$260,620	$13,948	$15,831	$9,655
Less NOI at share from:
Acquisitions	(12,170)	(12,170)	—	—	—
Dispositions	69	102	(33)	—	—
Development properties	(3,120)	(3,120)	—	—	—
Other non-same store income, net	(18,122)	(8,357)	(110)	—	(9,655)
Same store NOI at share for the three months ended September 30, 2026	$266,711	$237,075	$13,805	$15,831	$—

NOI at share for the three months ended June 30, 2026	$304,064	$251,698	$27,299	$14,850	$10,217
Less NOI at share from:
Acquisitions	(2,875)	(2,875)	—	—	—
Dispositions	428	427	1	—	—
Development properties	(4,603)	(4,603)	—	—	—
Other non-same store income, net	(18,873)	(8,656)	—	—	(10,217)
Same store NOI at share for the three months ended June 30, 2026	$278,141	$235,991	$27,300	$14,850	$—

(Decrease) increase in same store NOI at share	$(11,430)	$1,084	$(13,495)	$981	$—

% (decrease) increase in same store NOI at share	(4.1)%	0.5%	(49.4)%	6.6%	—%
- xiii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2026 COMPARED TO JUNE 30, 2026 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share - cash basis for the three months ended September 30, 2026	$255,659	$217,998	$15,571	$12,112	$9,978
Less NOI at share - cash basis from:
Acquisitions	(6,938)	(6,938)	—	—	—
Dispositions	69	102	(33)	—	—
Development properties	(3,895)	(3,895)	—	—	—
Other non-same store income, net	(24,656)	(14,568)	(110)	—	(9,978)
Same store NOI at share - cash basis for the three months ended September 30, 2026	$220,239	$192,699	$15,428	$12,112	$—

NOI at share - cash basis for the three months ended June 30, 2026	$263,183	$214,957	$28,873	$8,962	$10,391
Less NOI at share - cash basis from:
Acquisitions	(1,723)	(1,723)	—	—	—
Dispositions	428	427	1	—	—
Development properties	(3,786)	(3,786)	—	—	—
Other non-same store income, net	(24,947)	(14,556)	—	—	(10,391)
Same store NOI at share - cash basis for the three months ended June 30, 2026	$233,155	$195,319	$28,874	$8,962	$—

(Decrease) increase in same store NOI at share - cash basis	$(12,916)	$(2,620)	$(13,446)	$3,150	$—

% (decrease) increase in same store NOI at share - cash basis	(5.5)%	(1.3)%	(46.6)%	35.1%	—%
- xiv -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF CONSOLIDATED DEBT, NET TO CONSOLIDATED CONTRACTUAL DEBT (unaudited)
(Amounts in thousands)
	As of September 30, 2026
	Consolidated Debt, Net	Deferred Financing Costs, Net and Other	Consolidated Contractual Debt
Mortgages payable	$4,847,467	$22,076	$4,869,543
Senior unsecured notes	842,276	7,724	850,000
$850 Million unsecured term loan	840,569	9,431	850,000
$2.1 Billion unsecured revolving credit facilities	918,000	—	918,000
	$7,448,312	$39,231	$7,487,543
- xv -